UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-06367

                             Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund Annual Report — September 30, 2015	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended September 30, 2015, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund decreased 5.4% compared with a decrease of 0.6% for the Standard & Poor’s (“S&P”) 500 Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2015.

Performance Discussion

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a Catalyst®. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation or changes in competition.

The Fund’s first fiscal quarter, (calendar fourth quarter), saw a weak employment report, but an improvement in the Purchasing Managers Index, better housing activity, and higher vehicle sales. Despite a considerable amount of volatility during the fourth quarter, the S&P 500 managed to end the quarter up a respectable 4.9%. A number of stocks in the portfolio experienced double digit percentage gains in the quarter. Among those top performing stocks were the automotive aftermarket parts supplier Genuine Parts Co.(1.9% of net assets as of September 30, 2015); the pharmacy company CVS Health Corp. (2.3%); and The Home Depot Corp. (2.6%), the home improvement retailer.

Not all stocks did well in the Fund’s first quarter. Energy prices crashed as Saudi Arabia initiated a price war in response to the growth of U.S. shale oil production. Many stocks in the energy sector suffered, including oil services companies Halliburton Co. (0.6%) and Weatherford International plc (0.4%). In addition, Anadarko Petroleum Corp. (0.6%), a large oil exploration and production company, was down by more than 10% during the quarter.

During the quarter ended March 2015, there was an uptick in United States equity markets. As the domestic economy improved, the labor market followed. The highest returns in the portfolio were due to merger activity, as the American manufacturing and processing conglomerate Kraft Foods Group merged with H.J. Heinz to form ‘The Kraft Heinz Co.’ (0.4%), the third largest food and beverage company in North America. In addition, pharmaceutical company Hospira was acquired by Pfizer Inc. (1.5%), putting the former up over 40% in the quarter.

Two of the portfolios larger holdings were down double digits in the Fund’s second quarter. Auto parts supplier Genuine Parts Co. (1.9%) cited currency headwinds as a cause for decreased sales; and financial services provider American Express Co. (1.2%) lost a lucrative and exclusive co-branding agreement with Costco Wholesale Corp. (1.4%), the major retailer.

During the Fund’s third fiscal quarter, the S&P 500 was essentially flat, and most of the sectors that make up the S&P 500 Index did not move significantly either. However, despite the subdued performance of the broad market, there was plenty of action both in U.S. equity markets and around the world. Some of the best performing stocks in the Fund during the quarter were spirits company Brown-Forman Corp. (1.1%), benefiting from bourbon’s global popularity; insurance company American International Group Inc. (1.4%), which continues to improve its balance sheet and profitability since its troubles during the financial crisis; and bank JPMorgan Chase & Co. (0.8%).

Among the worst performing stocks in this quarter, were Wal-Mart Stores Inc. (0.5%), the multi branched retailer; and Navistar International Corp. (0.3%), truck manufacturer and holding company, both of which were down over 10% during the quarter.

The September employment report came in significantly weaker than expected, but we have had sixty months in a row of job gains. The economy has been resilient, albeit at a low level, supported by the auto industry and good household formation fuelling housing demand, both of which are important to the health of the economy. Strong performers for the Fund’s fiscal fourth quarter were the home improvement retailer The Home Depot Corp. (2.6%); automotive parts retailer O’Reilly Automotive Inc. (0.8%); and the membership warehouse giant Costco Wholesale Corp. (1.4%). Weaker portfolio holdings for the quarter included the multifaceted retail company Macy’s Inc. (1.1%); Rockwell Automation Inc. (1.2%), the American provider of industrial automation and information solutions; and the American global mass media company Viacom Inc. (0.6%).

Among the better performing stocks for the fiscal year were: Ingles Markets Inc. (0.2%), an American regional supermarket chain based in Black Mountain, North Carolina; cable and high speed internet provider Cablevision Systems Corp. (0.2%); and consumer packaged goods holding company Post Holdings Inc. (less than 0.1%). All three holdings returned over 75% for the year. Some of our weaker performers were Peabody Energy (sold), the largest private sector coal company; international natural resources company WesternZagros Resources Ltd. (less than 0.1%); and American energy company CONSOL Energy Inc. (less than 0.1%).

We appreciate your loyalty and support in these volatile markets.

2

Comparative Results

Average Annual Returns through September 30, 2015 (a)(b) (Unaudited)					Since
	1 Year	5 Year	10 Year	15 Year	Inception (01/02/92)
Class AAA (GABEX)	(5.40)%	10.10%	6.46%	7.08%	9.78%
S&P 500 Index	(0.61)	13.34	6.80	3.96	8.82	(e)
Nasdaq Composite Index	4.16	15.75	9.15	2.53	9.07	(e)
Lipper Equity Income Fund Average	(4.24)	10.94	5.63	5.08	7.98
Class A (GCAEX)	(5.38)	10.09	6.46	7.07	9.77
With sales charge (c)	(10.82)	8.80	5.84	6.65	9.50
Class C (GCCEX)	(6.10)	9.28	5.67	6.46	9.37
With contingent deferred sales charge (d)	(7.04)	9.28	5.67	6.46	9.37
Class I (GCIEX)	(5.15)	10.37	6.67	7.22	9.87

In the current prospectuses dated January 28, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.37%, 1.37%, 2.12%, and 1.12%, respectively. See page 14 for the expense ratios for the year ended September 30, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index and Nasdaq Composite Index since inception performance is as of December 31, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND CLASS AAA SHARES AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2015 through September 30, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2015.

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Annualized Expenses Ratio	Expense Paid During Period*

The Gabelli Equity Income Fund

Actual Fund Return
Class AAA	$1,000.00	$ 907.40	1.37%	$ 6.55
Class A	$1,000.00	$ 907.10	1.37%	$ 6.55
Class C	$1,000.00	$ 903.70	2.12%	$10.12
Class I	$1,000.00	$ 908.30	1.12%	$ 5.36
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.20	1.37%	$ 6.93
Class A	$1,000.00	$1,018.20	1.37%	$ 6.93
Class C	$1,000.00	$1,014.44	2.12%	$10.71
Class I	$1,000.00	$1,019.45	1.12%	$ 5.67
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2015:

The Gabelli Equity Income Fund

Financial Services	18.3%
Health Care	13.3%
Food and Beverage	12.8%
Retail	9.9%
Diversified Industrial	4.6%
Consumer Products	3.7%
Energy and Utilities: Oil	3.6%
Telecommunications	3.3%
Automotive: Parts and Accessories	3.1%
Aerospace	2.7%
Energy and Utilities: Integrated	2.1%
Specialty Chemicals	2.0%
Entertainment	1.6%
Energy and Utilities: Natural Gas	1.6%
Energy and Utilities: Services	1.5%
Computer Hardware	1.4%
Computer Software and Services	1.3%
Business Services	1.1%
Wireless Communications	1.1%
Equipment and Supplies	1.1%
Electronics	1.0%
Machinery	1.0%

Cable and Satellite	0.9%
Broadcasting	0.8%
Metals and Mining	0.8%
Automotive	0.8%
Real Estate Investment Trusts	0.8%
Hotels and Gaming	0.6%
Energy and Utilities: Electric	0.6%
Communications Equipment	0.6%
Agriculture	0.6%
Building and Construction	0.5%
Environmental Services	0.5%
Transportation	0.4%
Energy and Utilities: Water	0.3%
Aviation: Parts and Services	0.3%
Consumer Services	0.2%
Paper and Forest Products	0.1%
Publishing	0.0%*
Real Estate	0.0%*
Other Assets and Liabilities (Net)	(0.9)%

100.0%

*	Amount represents less than (0.05)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 100.6%
	Aerospace — 2.7%
74,000	Aerojet Rocketdyne Holdings Inc.†	$442,031	$1,197,320
2,000	Lockheed Martin Corp.	47,350	414,620
10,000	Raytheon Co.	279,200	1,092,600
255,000	Rockwell Automation Inc.	11,011,685	25,874,850
2,000	Rockwell Collins Inc.	15,844	163,680
1,600,000	Rolls-Royce Holdings plc	11,982,896	16,386,052
95,000	The Boeing Co.	5,878,303	12,440,250

		29,657,309	57,569,372

	Agriculture — 0.6%
100,000	Archer Daniels Midland Co.	2,734,560	4,145,000
85,000	Monsanto Co.	1,768,309	7,253,900
12,000	The Mosaic Co.	186,246	373,320

		4,689,115	11,772,220

	Automotive — 0.8%
500,000	Ford Motor Co.	6,761,796	6,785,000
88,000	General Motors Co.	2,442,696	2,641,760
465,000	Navistar International Corp.†	11,809,517	5,914,800
31,000	PACCAR Inc.	1,399,566	1,617,270

		22,413,575	16,958,830

	Automotive: Parts and Accessories — 3.1%
8,000	BorgWarner Inc.	246,560	332,720
200,000	Dana Holding Corp.	3,459,118	3,176,000
78,000	Federal-Mogul Holdings Corp.†	852,707	532,740
500,000	Genuine Parts Co.	22,397,791	41,445,000
6,000	Johnson Controls Inc.	50,425	248,160
46,000	Modine Manufacturing Co.†	417,313	362,020
65,000	O’Reilly Automotive Inc.†	1,764,736	16,250,000
47,000	Tenneco Inc.†	717,637	2,104,190
150,000	The Pep Boys - Manny, Moe & Jack†	1,654,558	1,828,500

		31,560,845	66,279,330

	Aviation: Parts and Services — 0.3%
60,000	Curtiss-Wright Corp.	926,093	3,745,200
2,000	Precision Castparts Corp.	185,634	459,420
29,000	United Technologies Corp.	1,453,950	2,580,710

		2,565,677	6,785,330

	Broadcasting — 0.8%
350,359	CBS Corp., Cl. A, Voting	8,434,882	15,731,119
54,200	CBS Corp., Cl. B, Non-Voting	1,247,068	2,162,580

		9,681,950	17,893,699

	Building and Construction — 0.5%
240,000	Fortune Brands Home & Security Inc.	2,635,459	11,392,800

Shares		Cost	Market Value
	Business Services — 1.1%
37,000	Automatic Data Processing Inc.	$1,358,159	$2,973,320
37,789	Blackhawk Network Holdings Inc.†	881,223	1,601,876
186,000	Diebold Inc.	6,358,543	5,537,220
4,000	Landauer Inc.	134,546	147,960
100,000	MasterCard Inc., Cl. A	864,079	9,012,000
30,000	McGraw Hill Financial Inc.	1,225,693	2,595,000
11,000	MSC Industrial Direct Co. Inc., Cl. A	845,797	671,330
40,000	Pentair plc	1,223,885	2,041,600
4,000	Vectrus Inc.†	61,245	88,160

		12,953,170	24,668,466

	Cable and Satellite — 0.9%
12,000	AMC Networks Inc., Cl. A†	467,690	878,040
1,000	Cable One Inc.†	179,904	419,420
120,000	Cablevision Systems Corp., Cl. A	1,350,583	3,896,400
164,000	DISH Network Corp., Cl. A†	3,200,961	9,567,760
16,000	EchoStar Corp., Cl. A†	478,840	688,480
58,000	Scripps Networks Interactive Inc., Cl. A	2,452,305	2,853,020
9,700	Time Warner Cable Inc.	1,304,241	1,739,889

		9,434,524	20,043,009

	Communications Equipment — 0.6%
745,000	Corning Inc.	10,014,271	12,754,400

	Computer Hardware — 1.4%
22,000	Apple Inc.	1,611,288	2,426,600
300,000	Hewlett-Packard Co.	6,437,422	7,683,000
144,000	International Business Machines Corp.	11,656,060	20,875,680

		19,704,770	30,985,280

	Computer Software and Services — 1.3%
11,000	CDK Global Inc.	171,508	525,580
460,000	EMC Corp.	11,993,022	11,113,600
111,500	Fidelity National Information Services Inc.	1,973,852	7,479,420
54,000	Microsoft Corp.	1,502,082	2,390,040
23,969	NetScout Systems Inc.†	386,199	847,784
170,000	Yahoo! Inc.†	2,777,079	4,914,700

		18,803,742	27,271,124

	Consumer Products — 3.7%
45,000	Altria Group Inc.	538,092	2,448,000
80,000	Edgewell Personal Care Co.	3,324,552	6,528,000
70,000	Energizer Holdings Inc.	942,538	2,709,700
10,000	Hanesbrands Inc.	54,475	289,400
2,000	National Presto Industries Inc.	60,046	168,520

See accompanying notes to financial statements.

6

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
50,000	Philip Morris International Inc.	$1,501,172	$3,966,500
103,000	Reckitt Benckiser Group plc	3,301,972	9,328,508
25,500	Svenska Cellulosa AB, Cl. A	439,719	706,205
1,230,000	Swedish Match AB	17,616,268	37,135,347
200,000	The Procter & Gamble Co.	11,801,060	14,388,000
81,000	Unilever NV - NY Shares	1,639,778	3,256,200

		41,219,672	80,924,380

	Consumer Services — 0.2%
4,000	Allegion plc	59,917	230,640
145,000	Rollins Inc.	368,364	3,896,150
10,000	The ADT Corp.	303,772	299,000

		732,053	4,425,790

	Diversified Industrial — 4.4%
1,200	Acuity Brands Inc.	11,386	210,696
100,000	Crane Co.	3,402,503	4,661,000
80,000	Eaton Corp. plc	3,945,548	4,104,000
1,500,000	General Electric Co.	29,741,605	37,830,000
228,000	Honeywell International Inc.	8,324,113	21,589,320
50,000	ITT Corp.	1,004,526	1,671,500
50,000	Jardine Matheson Holdings Ltd.	2,372,853	2,362,500
180,000	Jardine Strategic Holdings Ltd.	4,227,653	4,831,200
120,000	Textron Inc.	763,372	4,516,800
350,000	Toray Industries Inc.	2,392,238	3,006,502
26,000	Trinity Industries Inc.	376,576	589,420
305,000	Tyco International plc	6,428,113	10,205,300

		62,990,486	95,578,238

	Electronics — 1.0%
46,000	Dolby Laboratories Inc., Cl. A	1,842,600	1,499,600
34,000	Intel Corp.	662,350	1,024,760
26,000	Sony Corp.	720,543	628,192
50,000	Sony Corp., ADR†	1,237,165	1,225,000
74,000	TE Connectivity Ltd.	2,500,525	4,431,860
270,000	Texas Instruments Inc.	6,437,837	13,370,400

		13,401,020	22,179,812

	Energy and Utilities: Electric — 0.6%
50,000	American Electric Power Co. Inc.	1,892,283	2,843,000
2,000	DTE Energy Co.	81,030	160,740
90,000	El Paso Electric Co.	820,152	3,313,800
50,000	Great Plains Energy Inc.	1,192,611	1,351,000
100,000	Korea Electric Power Corp., ADR	1,479,637	2,049,000
250,000	The AES Corp.	2,394,954	2,447,500

Shares		Cost	Market Value

14,000	UIL Holdings Corp.	$346,227	$703,780

		8,206,894	12,868,820

	Energy and Utilities: Integrated — 2.1%
18,000	CONSOL Energy Inc.	679,549	176,400
82,000	Dominion Resources Inc.	3,290,564	5,771,160
52,000	Duke Energy Corp.	2,499,908	3,740,880
220,000	Energy Transfer Equity LP	1,666,164	4,578,200
29,000	Eni SpA	304,221	455,287
120,000	Eversource Energy	2,464,860	6,074,400
29,500	FirstEnergy Corp.	975,487	923,645
13,069	Iberdrola SA, ADR	299,699	347,505
100,000	NextEra Energy Inc.	5,106,681	9,755,000
135,000	OGE Energy Corp.	1,845,256	3,693,600
118,000	PNM Resources Inc.	1,394,458	3,309,900
8,000	Suncor Energy Inc., New York	211,198	213,760
2,000	Suncor Energy Inc., Toronto	61,550	53,488
40,000	TECO Energy Inc.	496,772	1,050,400
126,000	Westar Energy Inc.	2,022,369	4,843,440

		23,318,736	44,987,065

	Energy and Utilities: Natural Gas — 1.6%
6,000	AGL Resources Inc.	105,825	366,240
5,500	Atmos Energy Corp.	144,673	319,990
55,000	California Resources Corp.	277,801	143,000
100,000	Kinder Morgan Inc.	3,211,500	2,768,000
314,000	National Fuel Gas Co.	15,777,258	15,693,720
34,000	ONE Gas Inc.	187,197	1,541,220
130,000	ONEOK Inc.	1,319,048	4,186,000
24,000	Piedmont Natural Gas Co. Inc.	394,017	961,680
55,000	Southwest Gas Corp.	1,485,223	3,207,600
165,000	Spectra Energy Corp.	3,698,360	4,334,550

		26,600,902	33,522,000

	Energy and Utilities: Oil — 3.6%
200,000	Anadarko Petroleum Corp.	10,740,292	12,078,000
330,000	BP plc, ADR	14,380,717	10,084,800
168,000	Chevron Corp.	8,217,304	13,251,840
170,000	ConocoPhillips	3,774,376	8,153,200
32,000	Denbury Resources Inc.	314,547	78,080
58,000	Devon Energy Corp.	2,515,154	2,151,220
140,000	Exxon Mobil Corp.	4,743,815	10,409,000
120,000	Hess Corp.	7,451,605	6,007,200
34,500	Marathon Oil Corp.	840,669	531,300
36,000	Marathon Petroleum Corp.	565,270	1,667,880
95,000	Occidental Petroleum Corp.	3,802,100	6,284,250
4,000	PetroChina Co. Ltd., ADR	317,768	278,800
26,000	Repsol SA, ADR	522,154	302,900
120,000	Royal Dutch Shell plc, Cl. A, ADR	5,524,835	5,686,800
10,000	Statoil ASA	241,444	145,774
10,000	Statoil ASA, ADR	267,639	145,600

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Oil (Continued)
17,518	Total SA, ADR	$290,564	$783,230
40,000	WesternZagros Resources Ltd.†	147,109	3,747

		64,657,362	78,043,621

	Energy and Utilities: Services — 1.5%
50,000	Cameron International Corp.†	716,898	3,066,000
350,000	Halliburton Co.	10,342,941	12,372,500
94,000	Oceaneering International Inc.	2,032,090	3,692,320
40,000	Schlumberger Ltd.	1,275,020	2,758,800
1,120,000	Weatherford International plc†	16,280,830	9,497,600

		30,647,779	31,387,220

	Energy and Utilities: Water — 0.3%
45,000	Aqua America Inc.	458,537	1,191,150
170,000	Severn Trent plc	4,555,187	5,616,519

		5,013,724	6,807,669

	Entertainment — 1.6%
150,000	Grupo Televisa SAB, ADR	3,532,654	3,903,000
36,000	The Madison Square Garden Co., Cl. A†	482,024	2,597,040
115,000	Time Warner Inc.	3,180,120	7,906,250
140,016	Twenty-First Century Fox Inc., Cl. B	4,461,794	3,790,233
300,000	Viacom Inc., Cl. A	11,945,525	13,281,000
140,000	Vivendi SA	3,069,667	3,305,510

		26,671,784	34,783,033

	Environmental Services — 0.5%
50,000	Republic Services Inc.	1,684,307	2,060,000
175,000	Waste Management Inc.	5,905,150	8,716,750

		7,589,457	10,776,750

	Equipment and Supplies — 1.1%
34,000	A.O. Smith Corp.	238,161	2,216,460
16,346	Danaher Corp.	627,561	1,392,843
190,000	Flowserve Corp.	2,554,267	7,816,600
24,000	Graco Inc.	1,307,940	1,608,720
12,000	Ingersoll-Rand plc	249,750	609,240
26,000	Minerals Technologies Inc.	951,815	1,252,160
190,000	Mueller Industries Inc.	3,794,476	5,620,200
16,500	Parker Hannifin Corp.	848,060	1,605,450
36,000	Tenaris SA, ADR	1,075,107	867,960

		11,647,137	22,989,633

	Financial Services — 18.3%
6,579	Alleghany Corp.†	1,015,114	3,079,696
400,000	AllianceBernstein Holding LP	7,882,330	10,640,000
362,000	American Express Co.	14,826,769	26,835,060

Shares		Cost	Market Value

525,000	American International Group Inc.	$13,870,205	$29,830,500
30,000	Argo Group International Holdings Ltd.	764,717	1,697,700
22,447	Banco Popular Espanol SA	200,241	81,744
124	Banco Popular I-2015 Shares	506	452
5,195	Banco Santander Chile, ADR	29,250	94,653
160,000	Banco Santander SA, ADR	1,233,058	844,800
320,000	Bank of America Corp.	3,184,684	4,985,600
13,056	BNP Paribas SA	580,935	765,331
510,000	Citigroup Inc.	20,768,079	25,301,100
43,000	Deutsche Bank AG	1,652,315	1,159,280
78,000	Dundee Corp., Cl. A†	1,828,287	503,829
44,000	Eaton Vance Corp.	1,344,334	1,470,480
132,000	Federated Investors Inc., Cl. B	3,257,871	3,814,800
34,167	Fidelity Southern Corp.	284,705	722,290
270,000	H&R Block Inc.	4,898,488	9,774,000
65,000	Hudson City Bancorp Inc.	574,396	661,050
54,000	Interactive Brokers Group Inc., Cl. A	820,617	2,131,380
315,034	Janus Capital Group Inc.	3,167,807	4,284,462
274,000	JPMorgan Chase & Co.	9,683,358	16,705,780
82,758	Julius Baer Group Ltd.	2,738,518	3,754,934
32,000	Kemper Corp.	868,650	1,131,840
90,100	Kinnevik Investment AB, Cl. A	1,682,511	2,593,216
19,000	Kinnevik Investment AB, Cl. B	278,394	542,309
473,000	Legg Mason Inc.	11,114,576	19,681,530
15,000	Leucadia National Corp.	263,160	303,900
180,000	Loews Corp.	7,797,363	6,505,200
156,000	M&T Bank Corp.	11,432,160	19,024,200
365,000	Marsh & McLennan Companies Inc.	11,002,192	19,060,300
370,000	Morgan Stanley	9,894,694	11,655,000
288,000	Navient Corp.	2,385,656	3,237,120
90,000	Northern Trust Corp.	4,193,632	6,134,400
28,000	Och-Ziff Capital Management Group LLC, Cl. A	273,682	244,440
40,000	Oritani Financial Corp.	400,000	624,800
25,000	PayPal Holdings Inc.†	639,653	776,000
45,000	Popular Inc.	1,154,010	1,360,350
26,000	Royal Bank of Canada	1,333,900	1,436,500
315,000	SLM Corp.†	1,496,699	2,331,000
170,000	State Street Corp.	7,766,302	11,425,700
310,000	Sterling Bancorp.	3,484,951	4,609,700
12,000	SunTrust Banks Inc.	251,737	458,880
82,000	T. Rowe Price Group Inc.	3,733,964	5,699,000
100,000	TD Ameritrade Holding Corp .	1,692,686	3,184,000
1,162,000	The Bank of New York Mellon Corp.	34,454,739	45,492,300
3,000	The Dun & Bradstreet Corp.	105,969	315,000
21,000	The Goldman Sachs Group Inc.	2,643,896	3,648,960

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
152,000	The Hartford Financial Services Group Inc.	$4,798,325	$6,958,560
106,000	The PNC Financial Services
	Group Inc.	5,651,498	9,455,200
20,000	The Travelers Companies Inc.	795,964	1,990,600
86,000	W. R. Berkley Corp.	3,152,681	4,675,820
140,000	Waddell & Reed Financial Inc., Cl. A	3,211,846	4,867,800
920,000	Wells Fargo & Co.	29,357,941	47,242,000
400,000	Wright Investors’ Service Holdings Inc.†	984,526	528,000

		262,904,541	396,332,546

	Food and Beverage — 12.8%
1,000	Ajinomoto Co. Inc.	15,519	20,964
30,000	Anheuser-Busch InBev NV	496,266	3,181,925
194,000	Brown-Forman Corp., Cl. A	7,483,790	20,756,060
20,250	Brown-Forman Corp., Cl. B	825,919	1,962,225
214,000	Campbell Soup Co.	7,010,409	10,845,520
80,000	Coca-Cola Amatil Ltd., ADR	246,845	510,400
20,000	Coca-Cola Enterprises Inc.	450,000	967,000
14,500	Coca-Cola Femsa SAB de CV, ADR	590,410	1,006,010
18,000	Constellation Brands Inc., Cl. A	223,261	2,253,780
144,000	Danone SA	7,408,425	9,078,341
550,000	Davide Campari-Milano SpA	3,822,395	4,375,761
60,000	Dean Foods Co.	813,595	991,200
3,000	Diageo plc	79,177	80,349
102,000	Diageo plc, ADR	6,285,132	10,994,580
95,000	Dr Pepper Snapple Group Inc.	2,087,691	7,509,750
133,000	Fomento Economico Mexicano SAB de CV, ADR	3,194,849	11,870,250
240,000	General Mills Inc.	6,648,484	13,471,200
3,000,000	Grupo Bimbo SAB de CV, Cl. A†	2,411,096	7,593,656
148,000	Heineken NV	6,988,553	11,946,767
17,000	Heineken NV, ADR	430,190	693,430
240,000	ITO EN Ltd.	4,972,831	4,999,458
35,000	Kellogg Co.	1,790,141	2,329,250
2,000	McCormick & Co. Inc., Cl. V	137,120	165,270
28,000	McCormick & Co. Inc., Non-Voting	1,282,199	2,301,040
970,000	Mondelēz International Inc., Cl. A	18,672,930	40,613,900
115,000	Nestlé SA	3,174,203	8,643,290
65,000	Nestlé SA, ADR	3,829,280	4,890,600
130,000	NISSIN FOODS HOLDINGS CO. LTD.	4,309,367	5,949,235
4,000,000	Parmalat SpA	11,205,603	10,315,891
100,000	PepsiCo Inc.	6,444,340	9,430,000

Shares		Cost	Market Value

45,000	Pernod Ricard SA	$3,674,041	$4,534,545
2,119	Post Holdings Inc.†	99,991	125,233
58,000	Remy Cointreau SA	3,534,133	3,802,376
20,000	SABMiller plc	733,959	1,130,626
220,000	Sapporo Holdings Ltd.	1,080,450	854,583
116,000	The Kraft Heinz Co.	3,536,066	8,187,280
730,000	The Coca-Cola Co.	17,989,643	29,287,600
2,000	The Hershey Co.	72,601	183,760
153,000	The WhiteWave Foods Co.†	2,058,578	6,142,950
95,113	Tootsie Roll Industries Inc.	1,956,710	2,976,086
52,000	Tyson Foods Inc., Cl. A	472,056	2,241,200
155,000	Yakult Honsha Co. Ltd.	4,171,714	7,674,738

		152,709,962	276,888,079

	Health Care — 13.3%
38,000	Abbott Laboratories	1,098,377	1,528,360
18,500	AbbVie Inc.	460,207	1,006,585
40,000	Aetna Inc.	1,658,697	4,376,400
4,200	Allergan plc†	604,800	1,141,602
113,000	Baxalta Inc.	2,336,603	3,560,630
113,000	Baxter International Inc.	2,742,969	3,712,050
40,000	Becton, Dickinson and Co.	3,160,073	5,306,400
23,000	Bio-Rad Laboratories Inc., Cl. A†	2,376,779	3,089,130
500,000	Boston Scientific Corp.†	3,634,680	8,205,000
642,000	Bristol-Myers Squibb Co.	16,835,115	38,006,400
449,000	Eli Lilly & Co.	17,859,208	37,576,810
20,000	Express Scripts Holding Co.†	1,010,819	1,619,200
14,076	GlaxoSmithKline plc, ADR	635,995	541,222
22,000	Henry Schein Inc.†	566,365	2,919,840
105,000	Indivior plc	68,659	359,927
313,000	Johnson & Johnson	19,753,268	29,218,550
22,000	Laboratory Corp. of America Holdings†	1,656,832	2,386,340
87,000	Mead Johnson Nutrition Co.	4,077,188	6,124,800
510,000	Merck & Co. Inc.	15,703,221	25,188,900
270,000	Novartis AG, ADR	14,823,663	24,818,400
215,000	Patterson Companies Inc.	7,565,090	9,298,750
1,000,000	Pfizer Inc.	18,734,222	31,410,000
136,000	Roche Holding AG, ADR	2,632,469	4,481,200
38,000	Roche Holding AG, Genusschein	5,601,684	10,020,521
50,000	St. Jude Medical Inc.	1,999,918	3,154,500
130,000	Tenet Healthcare Corp.†	3,394,425	4,799,600
100,000	UnitedHealth Group Inc.	3,169,668	11,601,000
18,000	William Demant Holding A/S†	880,509	1,496,103
60,000	Wright Medical Group Inc.†	949,266	1,261,200
53,500	Zimmer Biomet Holdings Inc.	3,151,375	5,025,255
80,000	Zoetis Inc.	2,404,538	3,294,400

		161,546,682	286,529,075

	Hotels and Gaming — 0.6%
500,000	Ladbrokes plc	973,205	723,848

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
132,000	Las Vegas Sands Corp.	$2,057,115	$5,012,040
78,000	MGM Resorts International†	799,235	1,439,100
78,000	Starwood Hotels & Resorts Worldwide Inc.	1,586,433	5,185,440
14,500	Wynn Resorts Ltd.	468,737	770,240

		5,884,725	13,130,668

	Machinery — 1.0%
6,000	Caterpillar Inc.	35,181	392,160
220,000	Deere & Co.	12,642,338	16,280,000
160,000	Xylem Inc.	4,529,039	5,256,000

		17,206,558	21,928,160

	Metals and Mining — 0.8%
930,000	Alcoa Inc.	9,645,346	8,983,800
340,000	Freeport-McMoRan Inc.	5,925,909	3,294,600
300,000	Newmont Mining Corp.	10,261,917	4,821,000
2,000	Royal Gold Inc.	88,166	93,960

		25,921,338	17,193,360

	Paper and Forest Products — 0.1%
60,000	International Paper Co.	1,905,913	2,267,400

	Publishing — 0.0%
1,000	Graham Holdings Co., Cl. B	293,530	577,000
3,000	Value Line Inc.	41,976	46,470

		335,506	623,470

	Real Estate — 0.0%
70,000	Dream Unlimited Corp., Cl. A†	924,406	368,752
10,000	Griffin Industrial Realty Inc.	224,290	247,300

		1,148,696	616,052

	Real Estate Investment Trusts — 0.8%
73,000	Plum Creek Timber Co. Inc.	3,005,977	2,884,230
45,000	Ryman Hospitality Properties Inc.	1,712,312	2,215,350
500	Seritage Growth Properties, Cl. A†	20,584	18,625
425,000	Weyerhaeuser Co.	9,756,175	11,619,500

		14,495,048	16,737,705

	Retail — 9.9%
16,000	Compagnie Financiere Richemont SA	540,728	1,242,766
40,266	Copart Inc.†	696,640	1,324,751
210,000	Costco Wholesale Corp.	10,924,864	30,359,700
525,000	CVS Health Corp.	18,583,544	50,652,000
130,000	Hertz Global Holdings Inc.†	2,815,176	2,174,900
100,000	Ingles Markets Inc., Cl. A	1,788,883	4,783,000
470,000	J.C. Penney Co. Inc.†	5,780,871	4,366,300
1,000	Lands’ End Inc.†	31,291	27,010
479,000	Macy’s Inc.	7,471,238	24,582,280

Shares		Cost	Market Value

1,000	Sears Canada Inc.†	$5,933	$6,520
1,000	Sears Holdings Corp.†	24,001	22,600
209	Sears Hometown and Outlet Stores Inc.†	1,992	1,674
90,000	Seven & i Holdings Co. Ltd.	2,692,986	4,084,191
483,500	The Home Depot Inc.	13,640,297	55,839,415
81,500	Tractor Supply Co.	696,068	6,872,080
123,000	Walgreens Boots Alliance Inc.	3,867,264	10,221,300
168,000	Wal-Mart Stores Inc.	7,890,002	10,893,120
10,000	Weis Markets Inc.	300,480	417,500
218,000	Whole Foods Market Inc.	4,142,651	6,899,700

		81,894,909	214,770,807

	Specialty Chemicals — 2.0%
26,000	Albemarle Corp.	445,794	1,146,600
6,000	Ashland Inc.	275,062	603,720
100,000	E. I. du Pont de Nemours and Co.	4,273,799	4,820,000
294,000	Ferro Corp.†	2,479,612	3,219,300
8,000	FMC Corp.	186,076	271,280
46,000	H.B. Fuller Co.	950,216	1,561,240
229,000	International Flavors & Fragrances Inc.	11,122,420	23,646,540
2,400	NewMarket Corp.	9,263	856,800
3,200	Quaker Chemical Corp.	56,889	246,656
40,000	Sensient Technologies Corp.	822,757	2,452,000
20,000	The Chemours Co.	224,937	129,400
93,000	The Dow Chemical Co.	3,162,105	3,943,200

		24,008,930	42,896,736

	Telecommunications — 3.2%
160,000	AT&T Inc.	4,379,909	5,212,800
475,000	BCE Inc.	10,667,948	19,456,000
50,000	BT Group plc	204,914	317,374
16,000	BT Group plc, ADR	469,025	1,020,000
40,000	CenturyLink Inc.	1,274,072	1,004,800
570,000	Cincinnati Bell Inc.†	2,113,892	1,778,400
400,000	Deutsche Telekom AG, ADR	6,359,094	7,108,000
11,000	Harris Corp.	874,663	804,650
33,000	Loral Space & Communications Inc.†	1,317,447	1,553,640
25,000	Orange SA, ADR	424,798	378,000
55,000	Proximus	1,742,927	1,896,573
50,220	Sprint Corp.†	267,237	192,845
45,010	Telefonica SA, ADR	428,921	541,920
385,000	Telephone & Data Systems Inc.	11,493,248	9,609,600
24,000	TELUS Corp.	185,454	756,238
30,000	TELUS Corp., New York	687,084	946,200
400,000	Verizon Communications Inc.	15,156,497	17,404,000

		58,047,130	69,981,040

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Transportation — 0.4%
171,000	GATX Corp.	$6,081,094	$7,549,650

	Wireless Communications — 1.1%
10,000,000	Cable & Wireless Communications plc	7,326,145	8,380,607
12,000	Millicom International Cellular SA	951,075	750,720
44,000	Millicom International Cellular SA, SDR	3,493,962	2,749,359
240,000	NTT DoCoMo Inc.	3,485,733	3,987,163
100,000	Turkcell Iletisim Hizmetleri A/S, ADR	1,519,216	868,000
32,000	United States Cellular Corp.†	1,394,584	1,133,760
195,000	Vodafone Group plc, ADR	9,629,193	6,189,300

		27,799,908	24,058,909

	TOTAL COMMON STOCKS	1,338,702,353	2,175,151,548

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
31,500	Cincinnati Bell Inc., 6.750%, Ser. B	659,951	1,511,055

	RIGHTS — 0.0%
	Retail — 0.0%
250,017	Safeway Casa Ley, CVR, expire 01/30/19†	27,343	112,508
250,017	Safeway PDC, CVR, expire 01/30/17†	1,313	12,201

	TOTAL RIGHTS	28,656	124,709

	WARRANTS — 0.0%
	Energy and Utilities: Natural Gas — 0.0%
310,000	Kinder Morgan Inc., expire 05/25/17†	553,864	285,200

	Retail — 0.0%
105	Sears Holdings Corp., expire 12/15/19†	522	1,837

	TOTAL WARRANTS	554,386	287,037

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Building and Construction — 0.0%
$1,000,000	Layne Christensen Co., 4.250%, 11/15/18	$1,000,000	$737,500

	Transportation — 0.0%
600,000	Navistar International Corp., Sub. Deb., 4.500%, 10/15/18	598,102	442,125

	TOTAL CONVERTIBLE CORPORATE BONDS	1,598,102	1,179,625

	CORPORATE BONDS — 0.2%
	Diversified Industrial — 0.2%
3,300,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(a)	3,290,548	3,949,687

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15†	83,290	83,290

	Retail — 0.0%
3,000	Sears Holdings Corp., 8.000%, 12/15/19	2,547	3,023

	TOTAL CORPORATE BONDS	3,376,385	4,036,000

	TOTAL INVESTMENTS — 100.9%	$1,344,919,833	2,182,289,974

	Other Assets and Liabilities (Net) — (0.9)%		(19,950,164)

	NET ASSETS — 100.0%		$2,162,339,810

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the market value of the Rule 144A security amounted to $3,949,687 or 0.18% of net assets.

†	Non-income producing security.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2015

Assets:
Investments, at value (cost $1,344,919,833)	$2,182,289,974
Deposit at brokers	124,548
Receivable for Fund shares sold	2,678,429
Receivable for investments sold	467,407
Dividends and interest receivable	4,680,253
Prepaid expenses	50,652

Total Assets	2,190,291,263

Liabilities:
Payable to custodian	3,673
Payable for Fund shares redeemed	6,365,346
Payable for investment advisory fees	1,841,734
Payable for distribution fees	529,300
Payable for accounting fees	3,750
Line of credit payable	18,632,000
Other accrued expenses	575,650

Total Liabilities	27,951,453

Net Assets (applicable to 87,146,279 shares outstanding)	$2,162,339,810

Net Assets Consist of:
Paid-in capital	$1,333,472,669
Undistributed net investment income	2,994,832
Distributions in excess of net realized gain on investments and foreign currency transactions	(11,472,460)
Net unrealized appreciation on investments	837,370,141
Net unrealized depreciation on foreign currency translations	(25,372)

Net Assets	$2,162,339,810

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($985,647,239 ÷ 39,300,834 shares outstanding; 150,000,000 shares authorized)	$25.08

Class A:
Net Asset Value and redemption price per share ($183,417,786 ÷ 7,339,630 shares outstanding; 50,000,000 shares authorized)	$24.99

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$26.51

Class C:
Net Asset Value and offering price per share ($329,845,595 ÷ 14,670,931 shares outstanding; 50,000,000 shares authorized)	$22.48 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($663,429,190 ÷ 25,834,884 shares outstanding; 50,000,000 shares authorized)	$25.68

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $1,297,982)	$58,752,127
Interest	294,385

Total Investment Income	59,046,512

Expenses:
Investment advisory fees	26,095,419
Distribution fees - Class AAA	3,210,903
Distribution fees - Class A	525,252
Distribution fees - Class C	3,531,790
Shareholder services fees	2,032,300
Shareholder communication expenses	370,399
Custodian fees	286,120
Registration expenses	97,400
Directors’ fees	73,527
Legal and audit fees	72,750
Interest expense	54,177
Accounting fees	45,000
Miscellaneous expenses	131,125

Total Expenses	36,526,162

Less: Expenses paid indirectly by broker (See Note 6)	(7,021)
Net Expenses	36,519,141

Net Investment Income	22,527,371

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	165,938,800
Net realized gain on securities sold short	50,112
Net realized loss on foreign currency transactions	(58,454)

Net realized gain on investments, securities sold short, and foreign currency transactions	165,930,458

Net change in unrealized appreciation/depreciation: on investments	(299,629,656)
on foreign currency translations	(1,180)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(299,630,836)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	(133,700,378)

Net Decrease in Net Assets Resulting from Operations	$(111,173,007)

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations:
Net investment income	$22,527,371	$28,386,135
Net realized gain on investments, securities sold short, and foreign currency transactions	165,930,458	47,283,650
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(299,630,836)	246,998,546

Net Increase/(Decrease) in Net Assets Resulting from Operations	(111,173,007)	322,668,331

Distributions to Shareholders:
Net investment income
Class AAA	(10,878,119)	(27,406,848)
Class A	(1,801,369)	(3,639,863)
Class C	(3,397,674)	(2,641,166)
Class I	(6,350,097)	(7,939,425)

	(22,427,259)	(41,627,302)

Net realized gain
Class AAA	(69,951,446)	(20,871,995)
Class A	(13,005,643)	(2,726,111)
Class C	(25,979,180)	(4,571,309)
Class I	(46,112,598)	(8,346,719)

	(155,048,867)	(36,516,134)

Return of capital
Class AAA	—	(41,806,373)
Class A	—	(5,575,681)
Class C	—	(9,187,258)
Class I	—	(9,001,319)

	—	(65,570,631)

Total Distributions to Shareholders	(177,476,126)	(143,714,067)

Capital Share Transactions:
Class AAA	(491,853,048)	(250,759,913)
Class A	(1,515,615)	(22,635,248)
Class C	58,551,145	84,763,874
Class I	97,181,640	249,070,109

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(337,635,878)	60,438,822

Redemption Fees	4,168	13,357

Net Increase/(Decrease) in Net Assets	(626,280,843)	239,406,443
Net Assets:
Beginning of year	2,788,620,653	2,549,214,210

End of year (including undistributed net investment income of $2,994,832 and $2,990,000, respectively)	$2,162,339,810	$2,788,620,653

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses		Portfolio Turnover Rate
Class AAA
2015	$28.55	$0.25	$(1.71)	$(1.46)	$(0.18)	$(1.83)	—	$(2.01)	$0.00	$25.08	(5.40)%	$985,647	0.88%	1.37	%(c)	3%
2014	26.68	0.30	3.05	3.35	(0.44)	(0.38)	$(0.66)	(1.48)	0.00	28.55	12.64	1,604,629	1.06	1.37		4
2013	22.54	0.29	4.49	4.78	(0.64)	—	—	(0.64)	0.00	26.68	21.38	1,726,724	1.15	1.39		6
2012	18.52	0.25	4.13	4.38	(0.35)	—	(0.01)	(0.36)	0.00	22.54	23.78	1,603,696	1.17	1.40		6
2011	18.65	0.16	0.07	0.23	(0.16)	—	(0.20)	(0.36)	0.00	18.52	1.05	1,464,658	0.79	1.41		14
Class A
2015	$28.45	$0.26	$(1.71)	$(1.45)	$(0.18)	$(1.83)	—	$(2.01)	$0.00	$24.99	(5.38)%	$183,418	0.90%	1.37	%(c)	3%
2014	26.59	0.30	3.04	3.34	(0.44)	(0.38)	$(0.66)	(1.48)	0.00	28.45	12.64	209,501	1.07	1.37		4
2013	22.47	0.28	4.48	4.76	(0.64)	—	—	(0.64)	0.00	26.59	21.36	215,353	1.14	1.39		6
2012	18.47	0.25	4.11	4.36	(0.35)	—	(0.01)	(0.36)	0.00	22.47	23.73	164,177	1.19	1.40		6
2011	18.60	0.17	0.06	0.23	(0.16)	—	(0.20)	(0.36)	0.00	18.47	1.06	115,210	0.82	1.41		14
Class C
2015	$25.99	$0.04	$(1.54)	$(1.50)	$(0.18)	$(1.83)	—	$(2.01)	$0.00	$22.48	(6.10)%	$329,846	0.15%	2.12	%(c)	3%
2014	24.59	0.08	2.80	2.88	(0.25)	(0.38)	$(0.85)	(1.48)	0.00	25.99	11.78	321,772	0.31	2.12		4
2013	20.97	0.09	4.17	4.26	(0.64)	—	—	(0.64)	0.00	24.59	20.50	224,804	0.38	2.14		6
2012	17.38	0.09	3.86	3.95	(0.21)	—	(0.15)	(0.36)	0.00	20.97	22.85	161,842	0.46	2.15		6
2011	17.65	0.02	0.07	0.09	(0.02)	—	(0.34)	(0.36)	0.00	17.38	0.31	98,296	0.09	2.16		14
Class I
2015	$29.11	$0.34	$(1.76)	$(1.42)	$(0.18)	$(1.83)	—	$(2.01)	$0.00	$25.68	(5.15)%	$663,429	1.15%	1.12	%(c)	3%
2014	27.11	0.38	3.10	3.48	(0.51)	(0.38)	$(0.59)	(1.48)	0.00	29.11	12.92	652,719	1.28	1.12		4
2013	22.84	0.35	4.56	4.91	(0.64)	—	—	(0.64)	0.00	27.11	21.67	382,333	1.38	1.14		6
2012	18.71	0.33	4.16	4.49	(0.36)	—	—	(0.36)	0.00	22.84	24.13	309,157	1.54	1.15		6
2011	18.80	0.23	0.04	0.27	(0.22)	—	(0.14)	(0.36)	0.00	18.71	1.26	112,929	1.10	1.16		14

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended September 30, 2015, there was no impact to the expense ratios.

See accompanying notes to financial statements.

14

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund is a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

15

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Financial Services	$ 395,804,094	$ 528,452	—	$ 396,332,546
Food and Beverage	276,722,809	165,270		276,888,079
Other Industries (a)	1,501,930,923	—	—	1,501,930,923
Total Common Stocks	2,174,457,826	693,722	—	2,175,151,548
Convertible Preferred Stocks (a)	1,511,055	—		1,511,055
Rights (a)	—	—	$124,709	124,709
Warrants (a)	287,037	—	—	287,037
Convertible Corporate Bonds (a)	—	1,179,625	—	1,179,625
Corporate Bonds (a)	—	4,036,000	—	4,036,000
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,176,255,918	$5,909,347	$124,709	$2,182,289,974

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

of swap agreements. At September 30, 2015, the Fund held no investments in equity contract for difference swap agreements.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2015, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund did not hold restricted securities as of September 30, 2015.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the recharacterization of distributions and tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2015, reclassifications were made to decrease undistributed net investment income by $95,280 and decrease distributions in excess of net realized gain on investments and foreign currency transactions by $9,107,919, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2015 and 2014 was as follows:

	Year Ended September 30, 2015*	Year Ended September 30, 2014
Distributions paid from:
Ordinary income	$ 24,713,020	$ 41,627,302
Net long term capital gains	162,112,388	36,516,134
Return of capital	—	65,570,631

Total distributions paid	$186,825,408	$143,714,067

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 20%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 39.6%. In addition, certain U.S. shareholders who are individuals, estates, or trusts and whose income exceeds certain thresholds will be required to pay 3.8% Medicare tax on their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of shares of the Fund. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$828,867,141

Total	$828,867,141

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At September 30, 2015, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,353,397,460	$906,355,437	$(77,462,923)	$828,892,514

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2015, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2015, other than short term securities and U.S. Government obligations, aggregated $71,339,270 and $501,384,980 respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2015, the Fund paid brokerage commissions on security trades of $237,968 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $209,877 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended September 30, 2015 was $7,021.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 15% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2015, there was $18,632,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2015 was $4,952,367 with a weighted average interest rate of 1.15%. The maximum amount borrowed at any time during the year ended September 30, 2015 was $29,302,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	2,524,754	$72,709,871	6,104,249	$173,799,360
Shares issued upon reinvestment of distributions	2,944,279	79,537,003	3,029,246	86,808,062
Shares redeemed	(22,375,421)	(644,099,922)	(17,655,748)	(511,367,335)

Net decrease	(16,906,388)	$(491,853,048)	(8,522,253)	$(250,759,913)

Class A
Shares sold	2,028,495	$57,870,814	2,168,130	$61,699,822
Shares issued upon reinvestment of distributions	463,391	12,372,383	355,177	10,149,638
Shares redeemed	(2,514,896)	(71,758,812)	(3,258,793)	(94,484,708)

Net decrease	(23,010)	$(1,515,615)	(735,486)	$(22,635,248)

Class C
Shares sold	3,932,456	$102,375,805	4,166,730	$109,305,673
Shares issued upon reinvestment of distributions	967,909	23,322,668	496,540	13,046,277
Shares redeemed	(2,608,248)	(67,147,328)	(1,427,603)	(37,588,076)

Net increase	2,292,117	$58,551,145	3,235,667	$84,763,874

Class I
Shares sold	10,629,569	$311,718,190	11,933,805	$354,287,712
Shares issued upon reinvestment of distributions	1,693,262	46,565,405	738,803	21,622,925
Shares redeemed	(8,909,295)	(261,101,955)	(4,354,513)	(126,840,528)

Net increase	3,413,536	$97,181,640	8,318,095	$249,070,109

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

22

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2015

24

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1991	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 71	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 79	Since 1991	37	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 71	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 76	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank

Kuni Nakamura Director Age: 47	Since 2009	18	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 90	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 81	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 69	Since 2001	31	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

25

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2015, the Fund paid to shareholders, ordinary income distributions (inclusive of short term capital gains) totaling $0.21, $0.21, $0.21, and $0.21 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $152,763,106, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2015, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.52% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

27

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q315AR

The Gabelli Small Cap Growth Fund

            Annual Report  — September 30, 2015

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 4 stars overall, 3 stars for the three and five year periods, and 5 stars for the ten year period ended September 30, 2015 among 645, 645, 577, and 383 Small Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended September 30, 2015, the net asset value (“NAV”) per Class AAA Share of The Gabelli Small Cap Growth Fund decreased 1.3% compared with an increase of 1.3% for the Russell 2000 Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2015.

Performance Discussion

The Fund seeks to provide a high level of capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in common stocks of companies which the portfolio manager believes are likely to have rapid growth in revenues and above average rates of earnings growth. Gabelli Funds, LLC, the Adviser, currently characterizes small companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment.

In selecting investments for the Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Among the better performing stocks for the fiscal year were: O’Reilly Automotive Inc. (2.0% of net assets as of September 30, 2015), a retailer of aftermarket car parts; Chemtura Corp. (1.2%), a developer and manufacturer of specialty chemicals for industrial manufacturing; and Post Holdings Inc. (0.5%), a manufacturer of refrigerated, active nutrition, and private label food products in the U.S. and Canada. The Fund’s weaker performing stocks during the year were Weatherford International Plc (sold), a provider of equipment and services used in the drilling, completion, and production of oil and natural gas wells worldwide; Methanex Corp. (sold), a producer and supplier of methanol; and Bioscrip Inc. (sold), a provider of home care services and pharmacy benefit management services.

We appreciate your loyalty and support.

Comparative Results

Average Annual Returns through September 30, 2015 (a)(b) (Unaudited)					Since Inception (10/22/91)
	1 Year	5 Year	10 Year	15 Year
Class AAA (GABSX)	(1.25)%	10.97%	8.17%	9.40%	12.37%
Russell 2000 Index	1.25	11.73	6.55	6.51	9.27
Class A (GCASX)	(1.25)	10.98	8.17	9.40	12.37
With sales charge (c)	(6.93)	9.67	7.53	8.97	12.09
Class C (GCCSX)	(1.98)	10.15	7.37	8.77	11.96
With contingent deferred sales charge (d)	(2.96)	10.15	7.37	8.77	11.96
Class I (GACIX)	(1.00)	11.25	8.38	9.55	12.46

In the current prospectuses dated January 28, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.38%, 1.38%, 2.13%, and 1.13%, respectively. See page 16 for the expense ratios for the year ended September 30, 2015. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Small Cap Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2015 through September 30, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2015.

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$ 892.60	1.38%	$ 6.55
Class A	$1,000.00	$ 892.60	1.38%	$ 6.55
Class C	$1,000.00	$ 889.20	2.13%	$10.09
Class I	$1,000.00	$ 893.80	1.13%	$ 5.36
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.15	1.38%	$ 6.98
Class A	$1,000.00	$1,018.15	1.38%	$ 6.98
Class C	$1,000.00	$1,014.39	2.13%	$10.76
Class I	$1,000.00	$1,019.40	1.13%	$ 5.72

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2015:

The Gabelli Small Cap Growth Fund

Food and Beverage	9.9%
U.S. Government Obligations	7.8%
Equipment and Supplies	7.7%
Automotive: Parts and Accessories	6.8%
Retail	6.7%
Energy and Utilities	5.7%
Business Services	5.5%
Diversified Industrial	5.4%
Health Care	4.7%
Financial Services	4.5%
Specialty Chemicals	4.0%
Hotels and Gaming	3.3%
Aviation: Parts and Services	2.9%
Building and Construction	2.8%
Computer Software and Services	2.7%
Entertainment	2.6%
Telecommunications	2.3%
Electronics	1.5%
Consumer Services	1.4%
Consumer Products	1.4%
Wireless Communications	1.3%
Cable	1.2%
Real Estate	1.0%

Machinery	1.0%
Broadcasting	0.9%
Publishing	0.9%
Transportation	0.8%
Aerospace	0.6%
Home Furnishings	0.6%
Automotive	0.5%
Environmental Services	0.5%
Metals and Mining	0.4%
Manufactured Housing and Recreational Vehicles	0.3%
Communications Equipment	0.1%
Closed-End Funds	0.1%
Paper and Forest Products	0.1%
Educational Services	0.0%*
Closed-End Business Development Company	0.0%*
Agriculture	0.0%*
Other Assets and Liabilities (Net)	0.1%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS — 92.0%
	Aerospace — 0.6%
1,245,095	Aerojet Rocketdyne Holdings Inc.†	$8,096,303	$20,145,637
25,000	Embraer SA, ADR	430,623	639,500
20,000	Innovative Solutions & Support Inc.†	69,694	54,200

		8,596,620	20,839,337

	Agriculture — 0.0%
365,075	Black Earth Farming Ltd., SDR†	483,408	128,671
12,000	Cadiz Inc.†	93,950	87,120
10,000	Ceres Inc.†	123,134	10,900

		700,492	226,691

	Automotive — 0.5%
1,335,015	Navistar International Corp.†	38,637,977	16,981,391
12,000	PACCAR Inc.	471,506	626,040

		39,109,483	17,607,431

	Automotive: Parts and Accessories — 6.7%
236,000	BorgWarner Inc.	1,330,291	9,815,240
746,000	Brembo SpA	8,392,743	28,842,032
90,022	China Automotive Systems Inc.†	447,666	478,917
398,000	Cooper Tire & Rubber Co.	10,347,569	15,724,980
1,160,000	Dana Holding Corp.	10,293,010	18,420,800
1,340,000	Federal-Mogul Holdings Corp.†	16,618,948	9,152,200
756,000	Modine Manufacturing Co.†	9,525,533	5,949,720
22,000	Monro Muffler Brake Inc.	150,657	1,486,100
268,500	O’Reilly Automotive Inc.†	7,057,108	67,125,000
45,000	Puradyn Filter Technologies Inc.†	11,732	3,150
200,000	SORL Auto Parts Inc.†	1,164,477	354,000
80,375	Spartan Motors Inc.	388,580	331,949
225,000	Standard Motor Products Inc.	1,824,108	7,848,000
207,000	Strattec Security Corp.(a)	4,420,973	13,053,420
400,000	Superior Industries International Inc.	6,650,124	7,472,000
475,000	Tenneco Inc.†	4,109,505	21,265,750
930,000	The Pep Boys - Manny, Moe & Jack†	9,970,374	11,336,700
26,000	Thor Industries Inc.	240,934	1,346,800
15,500	Visteon Corp.†	1,591,078	1,569,220

		94,535,410	221,575,978

	Aviation: Parts and Services — 2.9%
25,000	AAR Corp.	302,990	474,250
9,500	Astronics Corp.†	20,799	384,085
12,340	Astronics Corp., Cl. B†	26,185	502,608
32,300	B/E Aerospace Inc.	1,774,398	1,417,970

Shares		Cost	Market Value

4,850,000	BBA Aviation plc	$12,846,744	$19,640,647
500,000	Curtiss-Wright Corp.	14,149,715	31,210,000
44,000	Ducommun Inc.†	868,225	883,080
873,018	Kaman Corp.	16,652,337	31,297,695
27,000	KLX Inc.†	1,198,159	964,980
85,000	Moog Inc., Cl. A†	703,065	4,595,950
16,200	Moog Inc., Cl. B†	471,841	876,420
68,000	Woodward Inc.	1,052,020	2,767,600

		50,066,478	95,015,285

	Broadcasting — 0.9%
245,017	Beasley Broadcast Group Inc., Cl. A	1,423,031	1,014,370
23,300	Cogeco Inc.	592,837	931,476
445,000	Crown Media Holdings Inc., Cl. A†	1,623,074	2,380,750
29,100	Gray Television Inc.†	84,889	371,316
71,200	Gray Television Inc., Cl. A†	373,008	825,920
400,000	ITV plc	1,310,259	1,488,541
20,000	Liberty Broadband Corp., Cl. A†	124,003	1,028,800
52,362	Liberty Broadband Corp., Cl. C†	730,014	2,679,364
440	Liberty Global plc LiLAC, Cl. A†	4,313	14,824
1,320	Liberty Global plc LiLAC, Cl. C†	15,336	45,197
80,000	Liberty Media Corp., Cl. A†	372,009	2,857,600
160,000	Liberty Media Corp., Cl. C†	731,764	5,513,600
125,000	Pandora Media Inc.†	1,715,827	2,667,500
594,500	Salem Media Group Inc.	2,210,372	3,638,340
170,000	Sinclair Broadcast Group Inc., Cl. A	1,335,314	4,304,400
450,000	Sirius XM Holdings Inc.†	219,282	1,683,000

		12,865,332	31,444,998

	Building and Construction — 2.8%
66,000	Beazer Homes USA Inc.†	1,228,434	879,780
295,000	D.R. Horton Inc.	3,487,620	8,661,200
20,000	Gibraltar Industries Inc.†	354,021	367,000
750,000	Hovnanian Enterprises Inc., Cl. A†	1,928,866	1,327,500
200,000	KB Home	2,123,861	2,710,000
435,000	Layne Christensen Co.†	9,096,617	2,827,500
76,000	Lennar Corp., Cl. A	1,084,836	3,657,880
447,009	Lennar Corp., Cl. B	11,971,835	17,701,556
600,000	Louisiana-Pacific Corp.†	5,071,723	8,544,000
142,000	MDC Holdings Inc.	3,592,233	3,717,560
155,000	Meritage Homes Corp.†	3,454,885	5,660,600
12,000	Nortek Inc.†	436,978	759,720
2,800	NVR Inc.†	1,980,556	4,270,616
345,000	PulteGroup Inc.	2,447,273	6,510,150
200,000	Standard Pacific Corp.†	771,232	1,600,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Building and Construction (Continued)
245,000	The Ryland Group Inc.	$3,991,160	$10,003,350
380,000	Toll Brothers Inc.†	7,446,446	13,011,200

		60,468,576	92,209,612

	Business Services — 5.5%
40,000	ACCO Brands Corp.†	363,855	282,800
124,000	Ascent Capital Group Inc., Cl. A†	3,561,132	3,395,120
125,000	Blackhawk Network Holdings Inc.†	2,894,657	5,298,750
510,006	Clear Channel Outdoor Holdings Inc., Cl. A†	1,794,403	3,636,343
1,220,500	Diebold Inc.	40,135,329	36,334,285
560,488	Edgewater Technology Inc.†	2,775,139	4,102,772
420,000	Furmanite Corp.†	1,870,692	2,553,600
95,000	GP Strategies Corp.†	791,180	2,167,900
30,000	GSE Systems Inc.†	130,842	44,700
365,000	Internap Corp.†	2,507,950	2,237,450
17,000	Landauer Inc.	443,034	628,830
1,100,000	Live Nation Entertainment Inc.†	11,276,960	26,444,000
240,000	Loomis AB, Cl. B	2,578,660	6,282,475
200,000	Macquarie Infrastructure Corp.	2,469,909	14,932,000
95,000	McGrath RentCorp	2,581,641	2,535,550
35,000	Rentrak Corp.†	1,802,239	1,892,450
325,000	Scientific Games Corp., Cl. A†	4,256,864	3,396,250
15,000	Sealed Air Corp.	362,982	703,200
120,000	Sohgo Security Services Co. Ltd.	1,459,559	5,441,587
54,000	Stamps.com Inc.†	484,967	3,996,540
80,598	Team Inc.†	3,216,021	2,588,808
400,000	The Brink’s Co.	9,807,432	10,804,000
2,000,000	The Interpublic Group of Companies Inc.	15,460,476	38,260,000
100,418	TNT Express NV	887,655	765,032
33,050	TransAct Technologies Inc.	168,459	301,085
404,180	Trans-Lux Corp.†(a)	3,957,787	1,455,048
40,000	United Rentals Inc.†	256,125	2,402,000
14,444	Vectrus Inc.†	306,666	318,346

		118,602,615	183,200,921

	Cable — 1.2%
167,000	AMC Networks Inc., Cl. A†	2,124,059	12,219,390
4,000	Cable One Inc.†	1,226,313	1,677,680
555,068	Cablevision Systems Corp., Cl. A	956,653	18,023,058
10,000	Cogeco Cable Inc.	340,851	483,327
50,000	DISH Network Corp., Cl. A†	968,420	2,917,000
36,000	EchoStar Corp., Cl. A†	708,109	1,549,080

Shares		Cost	Market Value

8,800	Liberty Global plc, Cl. A†	$103,508	$377,872
26,400	Liberty Global plc, Cl. C†	291,379	1,082,928

		6,719,292	38,330,335

	Closed-End Business Development Company — 0.0%
113,000	MVC Capital Inc.	1,287,652	927,730

	Closed-End Funds — 0.1%
90,902	The Central Europe, Russia, and Turkey Fund Inc.	2,993,642	1,626,237
31,977	The European Equity Fund Inc.	318,173	248,781
95,578	The New Germany Fund Inc.	1,314,407	1,377,279

		4,626,222	3,252,297

	Communications Equipment — 0.1%
240,000	Communications Systems Inc.	2,168,311	2,001,600
52,000	Fortinet Inc.†	1,067,508	2,208,960
290,000	Sycamore Networks Inc.†	412,061	142,825

		3,647,880	4,353,385

	Computer Software and Services — 2.7%
213,000	Activision Blizzard Inc.	3,307,155	6,579,570
40,000	Avid Technology Inc.†	402,666	318,400
2,000	Blackbaud Inc.	78,260	112,240
750,000	EarthLink Holdings Corp.	3,999,020	5,835,000
95,500	Electronic Arts Inc.†	1,686,467	6,470,125
400,000	FalconStor Software Inc.†	1,130,208	796,000
253,231	Global Sources Ltd.†	1,641,060	2,104,350
73,077	Guidance Software Inc.†	659,687	439,924
42,000	InterXion Holding NV†	687,045	1,137,360
60,000	Mentor Graphics Corp.	720,436	1,477,800
20,000	Mercury Systems Inc.†	303,410	318,200
20,187	MKS Instruments Inc.	367,981	676,870
440,000	NCR Corp.†	4,746,089	10,010,000
3,996	NetScout Systems Inc.†	14,188	141,338
65,000	Quantum Corp.†	204,798	45,325
7,000	Rocket Internet SE†	387,260	224,917
100,000	Rockwell Automation Inc.	2,731,906	10,147,000
142,000	Stratasys Ltd.†	7,625,342	3,761,580
260,000	Tyler Technologies Inc.†	1,113,298	38,820,600

		31,806,276	89,416,599

	Consumer Products — 1.4%
295,000	1-800-FLOWERS.COM Inc., Cl. A†	1,342,595	2,684,500
54,000	Brunswick Corp.	951,695	2,586,060
33,500	Chofu Seisakusho Co. Ltd.	484,644	648,973
55,000	Church & Dwight Co. Inc.	283,335	4,614,500
29,000	Elizabeth Arden Inc.†	393,968	339,010
45,000	Ginko International Co. Ltd.	680,547	452,357
2,000	Harley-Davidson Inc.	4,712	109,800

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
25,000	Harman International Industries Inc.	$1,186,027	$2,399,750
105,229	Hunter Douglas NV	4,585,536	4,467,585
491,085	Marine Products Corp.	1,506,990	3,408,130
10,000	National Presto Industries Inc.	300,897	842,600
445,000	Sally Beauty Holdings Inc.†	2,951,051	10,568,750
220,000	Samick Musical Instruments Co. Ltd.	299,584	784,190
13,000	Shimano Inc.	1,500,919	1,814,029
9,750	Steven Madden Ltd.†	36,466	357,045
150,000	Swedish Match AB	2,992,162	4,528,701
87,425	Syratech Corp.†	17,426	262
25,000	The Scotts Miracle-Gro Co., Cl. A	771,996	1,520,500
22,000	WD-40 Co.	606,916	1,959,540
105,000	Wolverine World Wide Inc.	542,857	2,272,200

		21,440,323	46,358,482

	Consumer Services — 1.4%
53,000	Bowlin Travel Centers Inc.†	53,947	76,320
2,750	Collectors Universe Inc.	2,778	41,470
18,000	IAC/InterActiveCorp.	199,991	1,174,860
265,017	KAR Auction Services Inc.	3,573,437	9,408,103
100,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,487,382	2,623,000
37,000	Liberty TripAdvisor Holdings Inc., Cl. A†	393,577	820,290
51,217	Liberty Ventures, Cl. A†	656,056	2,066,606
285,818	Martha Stewart Living Omnimedia Inc., Cl. A†	1,519,000	1,703,475
900,000	Rollins Inc.	2,281,581	24,183,000
50,000	The ADT Corp.	1,239,655	1,495,000
455,000	TiVo Inc.†	4,819,951	3,940,300

		16,227,355	47,532,424

	Diversified Industrial — 5.4%
20,000	Acuity Brands Inc.	278,605	3,511,600
30,000	Aegion Corp.†	561,304	494,400
110,000	Albany International Corp., Cl. A	2,476,422	3,147,100
240,706	Ampco-Pittsburgh Corp.	3,908,986	2,626,102
6,000	Anixter International Inc.†	57,120	346,680
25,000	Burnham Holdings Inc., Cl. A	532,461	449,500
40,076	Covisint Corp.†	103,328	86,163
402,000	Crane Co.	9,587,092	18,737,220
75,000	EnPro Industries Inc.	4,535,099	2,937,750
115,000	Greif Inc., Cl. A	2,267,516	3,669,650
117,970	Greif Inc., Cl. B	5,709,954	4,561,900
1,245,000	Griffon Corp.	13,703,772	19,633,650
34,000	Haynes International Inc.	1,694,519	1,286,560

Shares		Cost	Market Value

190,000	Jardine Strategic Holdings Ltd.	$3,487,637	$5,099,600
500,000	Katy Industries Inc.†(a)	724,863	1,627,500
45,000	Key Technology Inc.†	657,015	542,700
190,018	Kimball International Inc., Cl. B	1,930,007	1,797,570
10,000	L.B. Foster Co., Cl. A	245,654	122,800
75,000	Lawson Products Inc.†	1,075,729	1,623,750
96,000	Lincoln Electric Holdings Inc.	2,586,322	5,033,280
63,000	Lindsay Corp.	1,530,827	4,270,770
40,083	Lydall Inc.†	447,165	1,141,965
31,500	Matthews International Corp., Cl. A	750,010	1,542,555
560,076	Myers Industries Inc.	6,247,497	7,505,018
134,000	Oil-Dri Corp. of America	1,466,599	3,068,600
125,000	Olin Corp.	2,446,749	2,101,250
306,000	Park-Ohio Holdings Corp.	2,984,705	8,831,160
19,000	Pentair plc	727,134	969,760
87,000	Precision Castparts Corp.	2,064,742	19,984,770
100,000	Raven Industries Inc.	2,480,022	1,695,000
32,000	Roper Technologies Inc.	620,029	5,014,400
300,000	Sevcon Inc.†(a)	1,854,639	2,964,000
96,000	Sonoco Products Co.	2,940,089	3,623,040
58,000	Standex International Corp.	1,563,076	4,370,300
249,346	Steel Partners Holdings LP†	4,226,775	4,121,689
390,000	Textron Inc.	2,523,213	14,679,600
519,036	Tredegar Corp.	8,942,959	6,788,991
168,000	Trinity Industries Inc.	2,539,068	3,808,560
147,000	Tyco International plc	2,752,473	4,918,620

		105,231,176	178,735,523

	Educational Services — 0.0%
59,000	Career Education Corp.†	416,169	221,840
125,000	Corinthian Colleges Inc.†	209,899	119
340,418	Universal Technical Institute Inc.	5,583,877	1,194,867

		6,209,945	1,416,826

	Electronics — 1.5%
98,000	Badger Meter Inc.	2,797,399	5,689,880
281,368	Bel Fuse Inc., Cl. A(a)	6,436,126	4,639,758
550,000	CTS Corp.	5,306,161	10,180,500
575,000	Cypress Semiconductor Corp.	4,718,233	4,899,000
40,000	Daktronics Inc.	362,126	346,800
111,000	Dolby Laboratories Inc., Cl. A	4,575,628	3,618,600
1,000	FARO Technologies Inc.†	46,484	35,000
225,000	Gentex Corp.	2,755,934	3,487,500
85,000	Greatbatch Inc.†	2,161,402	4,795,700
20,000	IMAX Corp.†	158,565	675,800
68,000	KEMET Corp.†	264,474	125,120
35,000	Kimball Electronics Inc.†	211,927	417,550
70,000	MOCON Inc.	1,038,750	945,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Electronics (Continued)
320,000	Park Electrochemical Corp.	$5,756,198	$5,628,800
55,500	Renesas Electronics Corp.†	362,072	291,923
135,000	Rofin-Sinar Technologies Inc.†	3,214,465	3,500,550
170,000	Stoneridge Inc.†	1,355,936	2,097,800

		41,521,880	51,375,281

	Energy and Utilities — 5.7%
13,000	Amec Foster Wheeler plc, ADR	30,339	141,570
125,000	Avista Corp.	4,157,796	4,156,250
365,000	Black Hills Corp.	9,458,416	15,089,100
70,000	Black Ridge Oil and Gas Inc.†	0	12,040
150,000	Callon Petroleum Co.†	1,046,593	1,093,500
49,000	Chesapeake Utilities Corp.	888,481	2,600,920
7,000	Clean Energy Fuels Corp.†	82,845	31,500
170,000	Cleco Corp.	9,304,336	9,050,800
40,000	CMS Energy Corp.	209,606	1,412,800
23,000	Connecticut Water Service Inc.	464,832	839,960
15,000	CONSOL Energy Inc.	197,331	147,000
11,000	Consolidated Water Co. Ltd.	141,093	127,600
155,000	Covanta Holding Corp.	502,271	2,704,750
15,000	Dawson Geophysical Co.†	181,755	57,150
103,000	Diamondback Energy Inc.†	5,377,395	6,653,800
406,000	El Paso Electric Co.	5,906,970	14,948,920
80,000	Energy Recovery Inc.†	352,081	171,200
62,214	EXCO Resources Inc.	304,988	46,661
20,000	Gamesa Corporacion Tecnologica SA	117,491	276,670
185,000	Great Plains Energy Inc.	3,792,694	4,998,700
110,000	Hawaiian Electric Industries Inc.	2,784,810	3,155,900
15,000	Key Energy Services Inc.†	125,869	7,050
45,000	Middlesex Water Co.	773,022	1,072,800
95,000	National Fuel Gas Co.	5,556,830	4,748,100
16,000	Northwest Natural Gas Co.	764,416	733,440
100,000	NorthWestern Corp.	2,966,899	5,383,000
80,000	Oceaneering International Inc.	1,366,984	3,142,400
310,000	Otter Tail Corp.	7,388,106	8,078,600
12,000	Patterson-UTI Energy Inc.	241,902	157,680
1,255,000	PNM Resources Inc.	14,761,652	35,202,750
122,000	Rowan Companies plc, Cl. A	4,271,947	1,970,300
2,370,129	RPC Inc.	3,583,935	20,975,642
146,000	SJW Corp.	2,888,246	4,489,500
190,000	Southwest Gas Corp.	4,610,233	11,080,800
222,178	Steel Excel Inc.†	5,952,003	4,432,451
129,000	SunEdison Inc.†	489,820	926,220
30,000	Tesoro Corp.	352,883	2,917,200
22,000	The Laclede Group Inc.	876,504	1,199,660

Shares		Cost	Market Value

46,000	The York Water Co.	$647,831	$966,920
70,000	UIL Holdings Corp.	3,447,454	3,518,900
14,000	Vestas Wind Systems A/S	132,040	726,695
220,000	Westar Energy Inc.	4,036,837	8,456,800

		110,537,536	187,903,699

	Entertainment — 2.6%
75,000	Carmike Cinemas Inc.†	510,631	1,506,750
50,000	Discovery Communications Inc., Cl. A†	863,334	1,301,500
100,000	Discovery Communications Inc., Cl. C†	926,160	2,429,000
431,384	Dover Motorsports Inc.	1,595,309	994,340
3,000	Global Eagle Entertainment Inc.†	38,822	34,440
69,000	International Speedway Corp., Cl. A	2,180,287	2,188,680
6,814	International Speedway Corp., Cl. B	167,786	221,285
1,876,811	Media General Inc.†	12,601,094	26,256,586
72,000	Starz, Cl. A†	180,768	2,688,480
330,000	Take-Two Interactive Software Inc.†	4,423,800	9,480,900
360,000	The Madison Square Garden Co., Cl. A†	8,494,132	25,970,400
260,000	Twenty-First Century Fox Inc., Cl. A	673,473	7,014,800
157,000	Universal Entertainment Corp.	2,117,510	2,756,154
165,000	World Wrestling Entertainment Inc., Cl. A	1,796,388	2,788,500

		36,569,494	85,631,815

	Environmental Services — 0.5%
400,000	Republic Services Inc.	5,798,456	16,480,000

	Equipment and Supplies — 7.7%
44,000	A.O. Smith Corp.	328,585	2,868,360
538,000	AMETEK Inc.	1,016,606	28,148,160
40,500	AZZ Inc.	1,280,665	1,971,945
15,000	Belden Inc.	175,366	700,350
60,000	Capstone Turbine Corp.†	118,600	20,400
545,000	CIRCOR International Inc.	15,694,341	21,865,400
223,000	CLARCOR Inc.	1,454,445	10,632,640
325,000	Core Molding Technologies Inc.†	638,902	5,996,250
165,000	Crown Holdings Inc.†	666,877	7,548,750
2,335	Danaher Corp.	19,909	198,965
178,000	Donaldson Co. Inc.	1,577,779	4,998,240
215,000	Entegris Inc.†	1,209,536	2,835,850
830,063	Federal Signal Corp.	5,906,469	11,380,164
300,000	Flowserve Corp.	2,954,946	12,342,000
315,500	Franklin Electric Co. Inc.	1,601,373	8,591,065

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
244,000	Graco Inc.	$8,720,951	$16,355,320
96,000	IDEX Corp.	751,281	6,844,800
470,000	Interpump Group SpA	2,870,088	6,254,903
66,000	Itron Inc.†	2,755,984	2,106,060
15,750	Jarden Corp.†	115,037	769,860
38,000	Littelfuse Inc.	745,492	3,463,700
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	699,621
65,000	Minerals Technologies Inc.	3,312,093	3,130,400
6,000	MSA Safety Inc.	179,592	239,820
650,007	Mueller Industries Inc.	17,399,220	19,227,207
530,000	Mueller Water Products Inc., Cl. A	3,997,254	4,059,800
10,000	Plantronics Inc.	262,977	508,500
2,000	Regal Beloit Corp.	59,351	112,900
94,032	SL Industries Inc.†	1,340,944	3,197,088
5,000	Teleflex Inc.	76,167	621,050
282,000	Tennant Co.	5,860,985	15,842,760
860,000	The Gorman-Rupp Co.	14,423,967	20,614,200
155,000	The Greenbrier Companies Inc.	2,327,736	4,977,050
258,000	The L.S. Starrett Co., Cl. A	3,179,754	3,116,640
100,000	The Manitowoc Co. Inc.	666,995	1,500,000
75,000	The Middleby Corp.†	1,121,311	7,889,250
35,000	The Timken Co.	1,218,937	962,150
24,000	The Toro Co.	845,248	1,692,960
7,500	Valmont Industries Inc.	172,236	711,675
149,649	Vicor Corp.†	1,308,465	1,526,420
7,875	Watsco Inc., Cl. B	23,627	953,151
176,500	Watts Water Technologies Inc., Cl. A	4,730,803	9,322,730

		113,470,503	256,798,554

	Financial Services — 4.5%
10,800	Alleghany Corp.†	1,858,236	5,055,588
26,620	Argo Group International Holdings Ltd.	724,275	1,506,426
310,000	BBCN Bancorp Inc.	3,512,655	4,656,200
107,700	BKF Capital Group Inc.†	210,018	59,343
130,000	Calamos Asset Management Inc., Cl. A	1,559,099	1,232,400
12,500	Capitol Federal Financial Inc.	125,000	151,500
22,000	Crazy Woman Creek Bancorp Inc.†	343,564	247,500
636,000	Energy Transfer Equity LP	1,960,970	13,235,160
55,000	FCB Financial Holdings Inc., Cl. A†	1,530,693	1,794,100
9,967	Fidelity Southern Corp.	63,366	210,702
237,500	First Niagara Financial Group Inc.	3,056,521	2,424,875
245,000	FirstMerit Corp.	4,452,737	4,329,150

Shares		Cost	Market Value

500,093	Flushing Financial Corp.	$8,835,466	$10,011,862
290,064	Fortress Investment Group LLC, Cl. A	1,707,143	1,609,855
1,100,000	GAM Holding AG	14,010,725	19,356,659
255,000	Hilltop Holdings Inc.†	6,189,394	5,051,550
1,350,000	Janus Capital Group Inc.	13,871,453	18,360,000
750,072	KKR & Co. LP	4,778,165	12,586,208
180,000	Legg Mason Inc.	4,136,892	7,489,800
15,000	M&T Bank Corp.	1,294,650	1,829,250
4,000	Manning & Napier Inc.	53,431	29,440
60,024	Medallion Financial Corp.	463,920	454,982
250,000	Och-Ziff Capital Management Group LLC, Cl. A	1,907,164	2,182,500
165,000	Oritani Financial Corp.	1,685,540	2,577,300
32,000	PrivateBancorp Inc.	541,949	1,226,560
54,000	Pzena Investment Management Inc., Cl. A	540,947	480,600
15,000	StanCorp. Financial Group Inc.	1,707,911	1,713,000
12,000	State Auto Financial Corp.	284,397	273,720
431,887	Sterling Bancorp	4,773,930	6,422,160
14,000	T. Rowe Price Group Inc.	603,780	973,000
14,000	TFS Financial Corp.	205,115	241,500
150,000	The Charles Schwab Corp.	2,404,087	4,284,000
10,000	Universal American Corp.†	73,364	68,400
40,782	Value Line Inc.	570,979	631,713
20,000	Virtu Financial Inc., Cl. A	380,000	458,400
395,000	Waddell & Reed Financial Inc., Cl. A	7,302,161	13,734,150
10,121	Waterloo Investment Holdings Ltd.†	1,390	405
572,300	Wright Investors’ Service Holdings Inc.†	1,177,469	755,436
30,000	Yadkin Financial Corp.	648,150	644,700

		99,546,706	148,350,094

	Food and Beverage — 9.9%
575,000	Arca Continental SAB de CV	1,132,490	3,238,114
1,100	Blue Buffalo Pet Products Inc.†	22,000	19,701
585,000	Boulder Brands Inc.†	3,809,777	4,791,150
57,150	Brown-Forman Corp., Cl. A	1,115,861	6,114,479
7,500	Brown-Forman Corp., Cl. B	144,052	726,750
210,000	Bull-Dog Sauce Co. Ltd.	120,234	397,366
5,000,000	China Tontine Wines Group Ltd.†	960,438	164,515
222,000	Chr. Hansen Holding A/S	9,290,797	12,401,027
550,000	Cott Corp.	4,106,945	5,956,500
300,000	Crimson Wine Group Ltd.†	2,685,588	2,715,000
1,800,000	Davide Campari-Milano SpA	11,746,861	14,320,673
80,000	Dean Foods Co.	899,523	1,321,600
310,000	Denny’s Corp.†	962,864	3,419,300

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
340,000	Diamond Foods Inc.†	$7,499,380	$10,492,400
320,000	Dr Pepper Snapple Group Inc.	6,532,502	25,296,000
3,500,000	Dynasty Fine Wines Group Ltd.†	1,246,520	650,318
110,000	Farmer Brothers Co.†	1,983,969	2,997,500
510,000	Flowers Foods Inc.	1,347,594	12,617,400
164,000	Ingredion Inc.	3,465,432	14,318,840
180,000	ITO EN Ltd.	3,741,497	3,749,594
70,000	Iwatsuka Confectionery Co. Ltd.	4,170,275	3,174,259
23,500	J & J Snack Foods Corp.	531,096	2,671,010
125,000	Kameda Seika Co. Ltd.	5,073,668	5,194,223
70,000	Keurig Green Mountain Inc.	2,913,138	3,649,800
1,325,000	Kikkoman Corp.	14,057,979	36,227,233
240,043	Lifeway Foods Inc.†	2,482,791	2,515,651
1,140,000	Maple Leaf Foods Inc.	20,573,860	18,819,183
6,000	MEIJI Holdings Co. Ltd.	117,526	437,127
70,000	MGP Ingredients Inc.	331,262	1,120,700
450,000	Morinaga Milk Industry Co. Ltd.	1,808,850	1,864,294
85,000	NISSIN FOODS HOLDINGS CO. LTD.	2,907,986	3,889,885
30,000	Nutrisystem Inc.	382,707	795,600
4,000,000	Parmalat SpA	11,431,602	10,315,891
288,000	Post Holdings Inc.†	10,186,312	17,020,800
162,000	Rock Field Co. Ltd.	2,539,700	3,718,985
625,736	Snyder’s-Lance Inc.	13,273,299	21,106,075
27,000	The Boston Beer Co. Inc., Cl. A†	576,300	5,686,470
428,000	The Hain Celestial Group Inc.†	3,744,555	22,084,800
76,000	The J.M. Smucker Co.	2,608,859	8,670,840
185,000	The WhiteWave Foods Co.†	2,425,256	7,427,750
700,000	Tingyi (Cayman Islands) Holding Corp.	1,792,917	1,112,767
331,696	Tootsie Roll Industries Inc.	6,529,087	10,378,768
90,000	United Natural Foods Inc.†	2,545,822	4,365,900
21,000	Vina Concha Y Toro SA, ADR	787,224	697,200
1,400,000	Vitasoy International Holdings Ltd.	1,028,189	2,070,180
20,000	Willamette Valley Vineyards Inc.†	73,225	134,600
150,000	Yakult Honsha Co. Ltd.	3,747,741	7,427,166

		181,455,550	328,285,384

	Health Care — 4.7%
40,000	Achaogen Inc.†	482,670	230,400
32,000	Alere Inc.†	773,166	1,540,800
14,000	Align Technology Inc.†	102,423	794,640
22,000	Allergan plc†	6,783,480	5,979,820

Shares		Cost	Market Value

78,000	AngioDynamics Inc.†	$856,768	$1,028,820
7,000	Anika Therapeutics Inc.†	63,228	222,810
200,000	ArthroCare Corp. Stub†	0	70,000
43,000	Biolase Inc.†	38,708	38,700
12,400	Bio-Rad Laboratories Inc., Cl. A†	883,151	1,665,444
18,000	Bruker Corp.†	164,974	295,740
215,000	Cantel Medical Corp.	2,501,835	12,190,500
48,000	Cempra Inc.†	486,026	1,336,320
214,000	Cepheid Inc.†	2,876,957	9,672,800
183,000	Chemed Corp.	5,023,790	24,425,010
59,000	CONMED Corp.	1,505,771	2,816,660
370,000	Cutera Inc.†	3,852,538	4,839,600
89,000	DexCom Inc.†	832,355	7,641,540
28,000	DGT Holdings Corp.†	330,269	500,500
210,024	Exactech Inc.†	3,283,169	3,660,718
7,000	Globus Medical Inc., Cl. A†	177,736	144,620
43,000	Henry Schein Inc.†	844,050	5,706,960
5,000	Heska Corp.†	39,067	152,400
46,500	ICU Medical Inc.†	2,163,255	5,091,750
88,000	Kindred Healthcare Inc.	1,613,040	1,386,000
14,285	Lexicon Pharmaceuticals Inc.†	195,721	153,421
122,000	Masimo Corp.†	3,191,918	4,704,320
195,000	Meridian Bioscience Inc.	3,985,410	3,334,500
19,853	Neogen Corp.†	576,800	893,186
135,000	NuVasive Inc.†	3,817,435	6,509,700
18,000	Ophthotech Corp.†	726,750	729,360
319,500	OPKO Health Inc.†	1,967,486	2,686,995
153,444	Orthofix International NV†	3,694,663	5,178,735
69,678	Owens & Minor Inc.	1,452,849	2,225,515
160,000	Pain Therapeutics Inc.†	516,921	292,800
50,000	Patterson Companies Inc.	1,908,401	2,162,500
636,000	Quidel Corp.†	7,144,104	12,007,680
205,000	RTI Surgical Inc.†	1,010,145	1,164,400
925,103	Sorin SpA†	2,339,583	2,666,987
54,084	STERIS Corp.	1,726,476	3,513,837
2,300	Straumann Holding AG	206,988	661,374
3,000	Stryker Corp.	142,188	282,300
40,000	SurModics Inc.†	833,602	873,600
14,000	Syneron Medical Ltd.†	116,750	100,100
40,000	Tetraphase Pharmaceuticals Inc.†	456,344	298,400
29,000	The Cooper Companies Inc.	1,198,854	4,316,940
45,500	United-Guardian Inc.	411,719	819,910
70,000	Vascular Solutions Inc.†	528,293	2,268,700
390,000	Wright Medical Group Inc.†	6,239,716	8,197,800

		80,067,542	157,475,612

	Home Furnishings — 0.6%
212,050	Bassett Furniture Industries Inc.	2,326,401	5,905,593

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Home Furnishings (Continued)
35,000	Bed Bath & Beyond Inc.†	$992,346	$1,995,700
200,004	Blyth Inc.†	2,369,732	1,194,024
165,000	Ethan Allen Interiors Inc.	4,255,759	4,357,650
220,000	La-Z-Boy Inc.	4,355,724	5,843,200

		14,299,962	19,296,167

	Hotels and Gaming — 3.3%
148,000	Belmond Ltd., Cl. A†	1,399,351	1,496,280
500,000	Boyd Gaming Corp.†	4,146,653	8,150,000
176,580	Canterbury Park Holding Corp.	1,816,370	1,760,503
228,000	Churchill Downs Inc.	9,640,112	30,508,680
162,000	Dover Downs Gaming & Entertainment Inc.†	751,780	161,287
108,401	Formosa International Hotels Corp.	1,053,136	724,264
75,000	Gaming and Leisure Properties Inc.	1,393,693	2,227,500
1,000,000	Genting Singapore plc	1,020,254	509,469
160,000	Golden Entertainment Inc.†	1,348,531	1,448,000
18,000	Homeinns Hotel Group, ADR†	343,247	517,320
65,573	International Game Technology plc	1,242,608	1,005,234
173,000	Las Vegas Sands Corp.	908,003	6,568,810
3,125,000	Mandarin Oriental International Ltd.	4,491,326	4,765,625
94,500	Morgans Hotel Group Co.†	642,826	313,740
34,000	Penn National Gaming Inc.†	149,835	570,520
255,000	Pinnacle Entertainment Inc.†	2,086,833	8,629,200
560,000	Ryman Hospitality Properties Inc.	16,389,148	27,568,800
2,900,000	The Hongkong & Shanghai Hotels Ltd.	3,109,105	3,270,430
385,057	The Marcus Corp.	4,939,900	7,447,002
24,000	Wynn Resorts Ltd.	199,481	1,274,880

		57,072,192	108,917,544

	Machinery — 1.0%
445,000	Astec Industries Inc.	16,328,206	14,911,950
1,685,000	CNH Industrial NV	5,677,380	10,986,200
2,000	Disco Corp.	156,366	139,374
29,000	Global Power Equipment Group Inc.	408,976	106,430
95,000	Kennametal Inc.	3,132,688	2,364,550
6,000	Nordson Corp.	107,171	377,640
150,000	The Eastern Co.	2,965,688	2,430,000
156,000	Twin Disc Inc.	3,349,932	1,935,960
6,000	Xylem Inc.	221,939	197,100

		32,348,346	33,449,204

Shares		Cost	Market Value

	Manufactured Housing and Recreational Vehicles — 0.3%
91,000	Cavco Industries Inc.†	$2,571,702	$6,196,190
15,000	Drew Industries Inc.	255,948	819,150
72,000	Nobility Homes Inc.†	824,536	849,960
84,490	Skyline Corp.†	493,561	243,331
60,000	Winnebago Industries Inc.	734,195	1,149,000

		4,879,942	9,257,631

	Metals and Mining — 0.4%
52,003	Barrick Gold Corp.	1,522,648	330,739
215,000	Century Aluminum Co.†	2,491,045	989,000
19,000	Constellium NV, Cl. A†	323,501	115,140
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	21,918
135,000	Kinross Gold Corp.†	796,824	232,200
200,000	Lynas Corp Ltd.†	184,524	4,492
348,000	Materion Corp.	7,898,592	10,446,960
360,000	Peabody Energy Corp.	801,667	496,800
52,100	Stillwater Mining Co.†	477,514	538,193
36,000	TimkenSteel Corp.	846,196	364,320
245,000	Turquoise Hill Resources Ltd.†	1,368,145	624,750
20,000	United States Steel Corp.	205,790	208,400
15,000	Yamana Gold Inc.	50,671	25,500

		17,084,900	14,398,412

	Paper and Forest Products — 0.1%
16,500	Schweitzer-Mauduit International Inc.	379,501	567,270
260,000	Wausau Paper Corp.	2,461,396	1,664,000

		2,840,897	2,231,270

	Publishing — 0.9%
80,000	Cambium Learning Group Inc.†	261,134	381,600
3,200	Graham Holdings Co., Cl. B	1,491,702	1,846,400
690,000	Il Sole 24 Ore SpA†	1,066,569	528,142
12,000	John Wiley & Sons Inc., Cl. B	46,500	596,760
350,000	Journal Media Group Inc.	1,119,718	2,625,000
50,000	Meredith Corp.	1,485,183	2,129,000
65,000	News Corp., Cl. A	91,837	820,300
1,120,056	The E.W. Scripps Co., Cl. A	10,377,554	19,791,390

		15,940,197	28,718,592

	Real Estate — 1.0%
50,000	Capital Properties Inc., Cl. A†	573,002	617,500
152,000	Cohen & Steers Inc.	3,488,944	4,172,400
230,068	Griffin Industrial Realty Inc.	3,970,595	5,689,582
8,400	Gyrodyne Special Distribution, LLC†	173,880	111,684
20,000	Lamar Advertising Co., Cl. A	184,258	1,043,600
104,000	Morguard Corp.	1,326,847	10,522,353
50,000	New Senior Investment Group Inc.	687,500	523,000
129,447	Tejon Ranch Co.†	3,598,476	2,823,239

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Real Estate (Continued)
490,060	The St. Joe Co.†	$7,884,711	$9,374,848

		21,888,213	34,878,206

	Retail — 6.7%
330,000	Aaron’s Inc.	3,379,591	11,916,300
200,000	AutoNation Inc.†	3,399,442	11,636,000
20,224	Barnes & Noble Education Inc.†	151,401	257,047
32,000	Barnes & Noble Inc.	293,897	387,520
320,700	Big 5 Sporting Goods Corp.	4,271,391	3,328,866
22,561	Biglari Holdings Inc.†	6,337,182	8,251,460
299,000	Casey’s General Stores Inc.	11,197,037	30,773,080
50,000	Coldwater Creek Inc.†	71,495	735
82,000	Copart Inc.†	1,407,742	2,697,800
1,000	Cracker Barrel Old Country Store Inc.	59,645	147,280
420,000	CST Brands Inc.	14,274,431	14,137,200
460,241	Dominion Diamond Corp.	6,598,927	4,915,374
2,500	Dunkin’ Brands Group Inc.	47,500	122,500
25,000	Fairway Group Holdings Corp.†	155,693	26,250
10,000	GNC Holdings Inc., Cl. A	428,073	404,200
80,000	HSN Inc.	2,423,032	4,579,200
665,000	Ingles Markets Inc., Cl. A	11,051,587	31,806,950
650,000	J.C. Penney Co. Inc.†	8,024,486	6,038,500
380,000	Krispy Kreme Doughnuts Inc.†	2,420,097	5,559,400
180,000	Macy’s Inc.	2,590,692	9,237,600
80,000	Movado Group Inc.	1,353,733	2,066,400
108,000	Murphy USA Inc.†	4,233,837	5,934,600
157,000	Nathan’s Famous Inc.	2,358,179	5,969,140
100,000	Penske Automotive Group Inc.	1,476,842	4,844,000
550,000	Pier 1 Imports Inc.	6,583,363	3,795,000
10,000	Regis Corp.†	185,808	131,000
142,000	Roundy’s Inc.†	564,798	329,440
290,000	Rush Enterprises Inc., Cl. B†	3,282,048	6,759,900
3,100	Sprouts Farmers Market Inc.†	57,829	65,410
260,000	SUPERVALU Inc.†	2,427,375	1,866,800
439,000	The Bon-Ton Stores Inc.	3,657,951	1,378,460
400,000	The Cheesecake Factory Inc.	11,476,310	21,584,000
210,000	Tractor Supply Co.	1,916,768	17,707,200
43,173	Village Super Market Inc., Cl. A	1,125,566	1,019,315
22,040	Vitamin Shoppe, Inc.†	915,616	719,386
56,000	Weis Markets Inc.	1,772,705	2,338,000
1,054	Winmark Corp.	72,976	108,478
12,000	Yoox SpA†	295,129	360,699

		122,340,174	223,200,490

Shares		Cost	Market Value

	Specialty Chemicals — 4.0%
28,000	A. Schulman Inc.	$660,272	$909,160
17,000	Airgas Inc.	534,158	1,518,610
115,000	Albemarle Corp.	3,982,209	5,071,500
70,000	Ashland Inc.	2,095,232	7,043,400
1,450,000	Chemtura Corp.†	31,620,144	41,499,000
35,000	Cytec Industries Inc.	1,173,286	2,584,750
2,307,100	Ferro Corp.†	15,212,349	25,262,745
305,000	H.B. Fuller Co.	4,074,383	10,351,700
90,000	Hawkins Inc.	3,293,886	3,465,000
1,050,000	Huntsman Corp.	7,984,216	10,174,500
16,000	NewMarket Corp.	1,655,130	5,712,000
300,000	OMNOVA Solutions Inc.†	574,864	1,662,000
13,000	Quaker Chemical Corp.	214,482	1,002,040
250,000	Sensient Technologies Corp.	5,092,725	15,325,000

		78,167,336	131,581,405

	Telecommunications — 2.3%
500,000	AT&T Inc.	7,928,205	16,290,000
98,000	Atlantic Tele-Network Inc.	4,054,326	7,245,140
2,800,000	Cincinnati Bell Inc.†	9,218,908	8,736,000
65,000	Consolidated Communications Holdings Inc.	744,345	1,252,550
899,700	Gogo Inc.†	15,692,799	13,747,416
32,000	Harris Corp.	2,539,502	2,340,800
250,000	HC2 Holdings Inc.†	1,000,923	1,752,500
6,000	IDT Corp., Cl. B	48,867	85,800
360,025	Ixia†	5,177,848	5,216,762
33,000	Loral Space & Communications Inc.†	1,320,253	1,553,640
140,000	New ULM Telecom Inc.	1,294,046	1,092,000
40,000	Pharol SGPS SA†	16,517	11,934
115,000	Rogers Communications Inc., Cl. B	555,319	3,965,200
116,005	Shenandoah Telecommunications Co.	982,995	4,966,174
705,000	Sprint Corp.†	3,684,619	2,707,200
37,584	Verizon Communications Inc.	846,702	1,635,280
808,000	VimpelCom Ltd., ADR	2,333,746	3,324,920

		57,439,920	75,923,316

	Transportation — 0.8%
490,000	GATX Corp.	15,218,669	21,633,500
20,000	Irish Continental Group plc	14,688	97,214
400,000	ModusLink Global Solutions Inc.†	1,498,623	1,144,000
100,000	Navigator Holdings Ltd.†	2,026,275	1,335,000
133,000	Providence and Worcester Railroad Co.	1,888,133	2,106,720

		20,646,388	26,316,434

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2015

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Wireless Communications — 1.3%
45,787,500	Cable & Wireless Communications plc	$39,094,468	$38,372,703
49,000	Millicom International Cellular SA, SDR	3,781,345	3,061,786
50,000	United States Cellular Corp.†	1,991,054	1,771,500

		44,866,867	43,205,989

	TOTAL COMMON STOCKS	1,740,924,128	3,056,118,953

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
46,000	Jungheinrich AG	948,781	3,323,567

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Diversified Industrial — 0.0%
60,098	Sevcon Inc., 4.000%, Ser. A	1,292,107	1,696,585

	RIGHTS — 0.0%
	Business Services — 0.0%
404,180	Trans-Lux Corp., expire 10/21/15†	0	0

	Health Care — 0.0%
58,000	Durata Therapeutics Inc., CVR†	0	9,280
300,000	Sanofi, CVR, expire 12/31/20†	280,936	57,090

		280,936	66,370

	Wireless Communications — 0.0%
200,000	Leap Wireless International Inc., CVR, expire 03/14/16†	463,948	504,000

	TOTAL RIGHTS	744,884	570,370

Shares		Cost	Market Value

	WARRANTS — 0.0%
	Real Estate — 0.0%
11,091	Tejon Ranch Co., expire 08/31/16†	$66,494	$1,775

Principal Amount

	CORPORATE BONDS — 0.0%
	Real Estate — 0.0%
$65,376	Capital Properties Inc., 5.000%, 12/31/22	65,376	65,049
95,477	Gyrodyne Co. of America Inc., Sub. Deb., 5.000%, 06/30/17	95,477	66,412

	TOTAL CORPORATE BONDS	160,853	131,461

	U.S. GOVERNMENT OBLIGATIONS — 7.8%
259,178,000	U.S. Treasury Bills, 0.000% to 0.260%††, 10/01/15 to 03/31/16	259,088,121	259,163,021

	TOTAL INVESTMENTS — 99.9%	$2,003,225,368	3,321,005,732

	Other Assets and Liabilities (Net) — 0.1%		2,320,736

	NET ASSETS — 100.0%		$3,323,326,468

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2015

Assets:
Investments, at value (cost $1,985,830,980)	$3,297,266,006
Investments in affiliates, at value (cost $17,394,388)	23,739,726
Cash	57,791
Receivable for investments sold	4,058,270
Receivable for Fund shares sold	3,268,073
Dividends and interest receivable	2,785,136
Prepaid expenses	68,900

Total Assets	3,331,243,902

Liabilities:
Payable for Fund shares redeemed	2,818,660
Payable for investments purchased	723,906
Payable for investment advisory fees	2,826,991
Payable for distribution fees	626,370
Payable for accounting fees	3,750
Payable for shareholder services fees	554,701
Other accrued expenses	363,056

Total Liabilities	7,917,434

Net Assets (applicable to 73,224,022 shares outstanding)	$3,323,326,468

Net Assets Consist of:
Paid-in capital	$1,909,031,576
Accumulated net investment loss	(3,107,955)
Accumulated net realized gain on investments and foreign currency transactions	99,629,145
Net unrealized appreciation on investments	1,317,780,364
Net unrealized depreciation on foreign currency translations	(6,662)

Net Assets	$3,323,326,468

Shares of Capital Stock, each at $0.001 par value:
Class AAA:

Net Asset Value, offering, and redemption price per share ($1,784,050,036 ÷ 39,237,882 shares outstanding; 150,000,000 shares authorized)	$45.47

Class A:
Net Asset Value and redemption price per share ($276,603,265 ÷ 6,086,019 shares outstanding; 50,000,000 shares authorized)	$45.45

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$48.22

Class C:
Net Asset Value and offering price per share ($220,763,173 ÷ 5,343,921 shares outstanding; 50,000,000 shares authorized)	$41.31	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($1,041,909,994 ÷ 22,556,200 shares outstanding; 50,000,000 shares authorized)	$46.19

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2015

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $510,215)	$47,190,472
Dividends - affiliated	163,545
Interest	236,008

Total Investment Income	47,590,025

Expenses:
Investment advisory fees	36,978,479
Distribution fees - Class AAA	5,248,242
Distribution fees - Class A	764,542
Distribution fees - Class C	2,387,626
Shareholder services fees	3,409,912
Shareholder communication expenses	629,417
Custodian fees	386,089
Registration expenses	121,758
Directors’ fees	101,060
Legal and audit fees	72,887
Accounting fees	45,000
Interest expense	3,037
Miscellaneous expenses	157,985

Total Expenses	50,306,034

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(74,166)
Expenses paid indirectly by broker (See Note 6)	(8,578)

Total Reductions	(82,744)

Net Expenses	50,223,290

Net Investment Loss	(2,633,265)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	125,570,590
Net realized gain on investments - affiliated	40,799
Net realized loss on foreign currency transactions	(26,588)

Net realized gain on investments and foreign currency transactions	125,584,801

Net change in unrealized appreciation/depreciation:
on investments	(159,179,263)
on foreign currency translations	(6,707)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(159,185,970)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(33,601,169)

Net Decrease in Net Assets Resulting from Operations	$(36,234,434)

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations:
Net investment loss	$(2,633,265)	$(10,076,017)
Net realized gain on investments and foreign currency transactions	125,584,801	67,998,353
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(159,185,970)	119,217,026

Net Increase/(Decrease) in Net Assets Resulting from Operations	(36,234,434)	177,139,362

Distributions to Shareholders:
Net realized gain
Class AAA	(40,491,589)	(68,072,369)
Class A	(5,714,487)	(9,652,279)
Class C	(4,769,460)	(6,557,956)
Class I	(17,578,191)	(17,986,622)

Total Distributions to Shareholders	(68,553,727)	(102,269,226)

Capital Share Transactions:
Class AAA	(275,000,296)	(128,027,101)
Class A	(7,559,787)	(22,094,719)
Class C	7,660,328	34,143,378
Class I	184,769,629	327,375,183

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(90,130,126)	211,396,741

Redemption Fees	10,209	24,979

Net Increase/(Decrease) in Net Assets	(194,908,078)	286,291,856
Net Assets:
Beginning of year	3,518,234,546	3,231,942,690

End of year (including undistributed net investment income of $0 and $0, respectively)	$3,323,326,468	$3,518,234,546

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Year Ended	Net Asset Value, Beginning	Net Investment Income	Net Realized and Unrealized Gain (Loss) on	Total from Investment	Net Investment	Net Realized Gain on	Total	Redemption	Net Asset Value, End of	Total	Net Assets End of Year	Net Investment Income	Operating	Portfolio Turnover
September 30	of Year	(Loss) (a)(b)	Investments	Operations	Income	Investments	Distributions	Fees (b)(c)	Year	Return †	(in 000’s)	(Loss) (a)	Expenses (d)	Rate
Class AAA
2015	$46.91	$(0.05)	$ (0.47)	$ (0.52)	—	$(0.92)	$(0.92)	$0.00	$45.47	(1.25)%	$1,784,050	(0.10)%	1.38%(e)	9%
2014	45.82	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.91	5.47	2,103,544	(0.28)	1.38	5
2013	35.84	0.20	10.87	11.07	$(0.25)	(0.84)	(1.09)	0.00	45.82	31.82	2,171,213	0.50	1.39	5
2012	29.16	(0.03)	7.46	7.43	—	(0.75)	(0.75)	0.00	35.84	25.98	1,535,477	(0.09)	1.41	7
2011	29.97	(0.10)	(0.71)	(0.81)	—	—	—	0.00	29.16	(2.70)	1,539,100	(0.30)	1.42	14
Class A
2015	$46.89	$(0.05)	$ (0.47)	$ (0.52)	—	$(0.92)	$(0.92)	$0.00	$45.45	(1.25)%	$ 276,603	(0.10)%	1.38%(e)	9%
2014	45.80	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.89	5.47	292,796	(0.28)	1.38	5
2013	35.84	0.17	10.89	11.06	$(0.26)	(0.84)	(1.10)	0.00	45.80	31.80	305,617	0.43	1.39	5
2012	29.15	(0.03)	7.47	7.44	—	(0.75)	(0.75)	0.00	35.84	26.02	169,823	(0.08)	1.41	7
2011	29.96	(0.10)	(0.71)	(0.81)	—	—	—	0.00	29.15	(2.70)	145,049	(0.31)	1.42	14
Class C
2015	$43.01	$(0.38)	$ (0.40)	$ (0.78)	—	$(0.92)	$(0.92)	$0.00	$41.31	(1.98)%	$ 220,763	(0.85)%	2.13%(e)	9%
2014	42.43	(0.46)	2.46	2.00	—	(1.42)	(1.42)	0.00	43.01	4.68	222,684	(1.03)	2.13	5
2013	33.27	(0.12)	10.12	10.00	—	(0.84)	(0.84)	0.00	42.43	30.80	186,540	(0.32)	2.14	5
2012	27.31	(0.26)	6.97	6.71	—	(0.75)	(0.75)	0.00	33.27	25.08	102,214	(0.83)	2.16	7
2011	28.28	(0.34)	(0.63)	(0.97)	—	—	—	0.00	27.31	(3.43)	81,289	(1.05)	2.17	14
Class I
2015	$47.52	$ 0.08	$ (0.49)	$ (0.41)	—	$(0.92)	$(0.92)	$0.00	$46.19	(1.00)%	$1,041,910	0.17%	1.13%(e)	9%
2014	46.29	(0.01)	2.66	2.65	—	(1.42)	(1.42)	0.00	47.52	5.72	899,211	(0.03)	1.13	5
2013	36.29	0.29	10.99	11.28	$(0.44)	(0.84)	(1.28)	0.00	46.29	32.14	568,573	0.71	1.14	5
2012	29.44	0.08	7.52	7.60	—	(0.75)	(0.75)	0.00	36.29	26.31	344,869	0.24	1.16	7
2011	30.18	(0.02)	(0.72)	(0.74)	—	—	—	0.00	29.44	(2.45)	164,494	(0.05)	1.17	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity throughout the period, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The ratios do not include a reduction of advisory fee on unsupervised assets for the years ended September 30, 2012 and 2011. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.40% and 1.41% (Class AAA and Class A), 2.15% and 2.16% (Class C), and 1.15% and 1.16% (Class I), respectively. For the years ended September 30, 2015, 2014, and 2013, the effect was minimal.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended September 30, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund is a series of the Gabelli Equity Series Funds, Inc. (the “Corporation”). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the “Adviser”) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$ 30,619,078	$ 825,920	—	$ 31,444,998
Business Services	181,745,873	1,455,048	—	183,200,921
Consumer Products	46,358,220	—	$ 262	46,358,482
Diversified Industrial	177,108,023	1,627,500	—	178,735,523
Educational Services	1,416,707	—	119	1,416,826
Entertainment	84,416,190	1,215,625	—	85,631,815
Equipment and Supplies	255,845,403	953,151	—	256,798,554
Financial Services	147,594,253	755,436	405	148,350,094
Food and Beverage	327,635,066	—	650,318	328,285,384
Health Care	156,905,112	500,500	70,000	157,475,612
Manufactured Housing and Recreational Vehicles	8,407,671	849,960	—	9,257,631
Publishing	28,121,832	596,760	—	28,718,592
Real Estate	34,149,022	729,184	—	34,878,206
Retail	223,199,755	—	735	223,200,490
Telecommunications	74,831,316	1,092,000	—	75,923,316
Other Industries (a)	1,266,442,509	—	—	1,266,442,509

Total Common Stocks	3,044,796,030	10,601,084	721,839	3,056,118,953

Preferred Stocks (a)	3,323,567	—	—	3,323,567
Convertible Preferred Stocks (a)	—	1,696,585	—	1,696,585
Rights (a)	57,090	0	513,280	570,370
Warrants (a)	1,775	—	—	1,775
Corporate Bonds (a)	—	131,461	—	131,461
U.S. Government Obligations	—	259,163,021	—	259,163,021

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,048,178,462	$271,592,151	$1,235,119	$3,321,005,732

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended September 30, 2015, the Fund held no investments in futures contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2015, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the current year write-off of net operating loss, reclass of short term gains to ordinary income, and basis adjustments on investments no longer in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2015, reclassifications were made to decrease accumulated net investment loss by $8,439,685 and decrease accumulated net realized gain on investments and foreign currency transactions by $6,588,088, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2015 and 2014 was as follows:

	Year Ended September 30, 2015	Year Ended September 30, 2014
Distributions paid from:
Net long term capital gains	$68,553,727	$102,269,226
Total distributions paid	$68,553,727	$102,269,226

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$119,610,973
Net unrealized appreciation on investments	1,296,307,119
Qualified late year loss deferral	(1,623,200)

Total	$1,414,294,892

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At September 30, 2015, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$2,024,691,951	$1,463,924,841	$(167,611,060)	$1,296,313,781

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2015, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended September 30, 2015, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $74,166.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”) an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2015, other than short term securities and U.S. Government obligations, aggregated $301,228,050 and $343,904,806, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2015, the Fund paid brokerage commissions on security trades of $251,605 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $117,701 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended September 30, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended September 30, 2015 was $8,578.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 15% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended September 30, 2015, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	3,319,959	$162,417,991	8,607,866	$412,503,378
Shares issued upon reinvestment of distributions	809,664	39,560,198	1,416,168	66,545,971
Shares redeemed	(9,736,323)	(476,978,485)	(12,569,645)	(607,076,450)

Net decrease	(5,606,700)	$(275,000,296)	(2,545,611)	$(128,027,101)

Class A
Shares sold	1,117,567	$54,900,120	2,163,826	$103,544,834
Shares issued upon reinvestment of distributions	101,724	4,968,185	185,169	8,697,410
Shares redeemed	(1,377,817)	(67,428,092)	(2,777,505)	(134,336,963)

Net decrease	(158,526)	$(7,559,787)	(428,510)	$(22,094,719)

Class C
Shares sold	889,352	$39,843,004	1,310,446	$57,768,591
Shares issued upon reinvestment of distributions	96,136	4,294,403	135,407	5,871,262
Shares redeemed	(818,494)	(36,477,079)	(665,169)	(29,496,475)

Net increase	166,994	$7,660,328	780,684	$34,143,378

Class I
Shares sold	9,409,515	$472,777,435	9,741,887	$477,704,273
Shares issued upon reinvestment of distributions	311,616	15,434,375	317,573	15,084,692
Shares redeemed	(6,086,578)	(303,442,181)	(3,421,567)	(165,413,782)

Net increase	3,634,553	$184,769,629	6,637,893	$327,375,183

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2015 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold/Closed	Ending Shares	Dividend Income	Realized Gain	Value at September 30, 2015	Percent Owned of Shares Outstanding
Bel Fuse Inc., Cl. A	250,000	31,368	—	281,368	$62,175	—	$4,639,758	12.91%
Katy Industries Inc.	500,000	—	—	500,000	—	—	1,627,500	6.29%
Sevcon Inc.	295,200	4,800	—	300,000	—	—	2,964,000	8.13%
Strattec Security Corp.	207,000	500	(500)	207,000	101,370	$40,799	13,053,420	5.69%
Trans-Lux Corp.*	404,180	—	—	404,180	—	—	1,455,048	23.92%

Total					$163,545	$40,799	$23,739,726

*	The Fund also holds 404,180 rights of Trans-Lux Corp. For every 33 rights held, the holder is entitled to purchase 1 share of Series B Convertible Preferred Stock.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2015

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1991	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 71	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 79	Since 1991	37	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 71	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 76	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank

Kuni Nakamura Director Age: 47	Since 2009	18	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 90	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 81	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 69	Since 2001	31	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1]	Term of Office and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2015, the Fund paid to shareholders long term capital gains totaling $68,553,727, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President, G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant, Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating TM

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 4 stars overall, 3 stars for the three and five year periods, and 5 stars for the ten year period ended September 30, 2015 among 645, 645, 577, and 383 Small Blend funds, respectively.

Morningstar RatingTM is based on risk-adjusted returns.

GAB443Q315AR

The Gabelli Focus Five Fund

Annual Report — September 30, 2015

To Our Shareholders,

For the year ended September 30, 2015, the net asset value (“NAV”) per Class AAA Share of The Gabelli Focus Five Fund decreased 14.1% compared with a decrease of 0.6%, for the Russell 1000 Index. The Russell 2500 Index increased 0.4%. The Blended Index which consists of 50% of the Russell 2500 Index, 25% of the Russell 1000 Index, and 25% of the MSCI AC World Ex-U.S. Index decreased 3.0%. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2015.

Performance Discussion (Unaudited)

The Focus Five Fund seeks to provide a high level of capital appreciation. Under normal circumstances, the Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions. The balance of the Fund’s net assets will be held in short term high grade investments of cash and cash equivalents.

The Fund’s investment objective, seeking to provide a high level of capital appreciation, remains unchanged.

Some of the better performing investments during the fiscal year were Chemtura Corp. (8.4% of net assets as of September 30, 2015), a global developer, manufacturer, and marketer of engineered specialty chemicals; Post Holdings Inc. (2.8%) manufactures, markets and sells refrigerated, active nutrition and private label food products; and O’Reilly Automotive Inc. (1.5%) engages in the retail of automotive aftermarket parts, tools, supplies, equipment and accessories. Our weaker performing investments during the year were BioScrip Inc. (4.2%), the third largest provider of home infusion services in the United States; Jason Industries Inc. (2.0%) which produces finishing products including industrial brushes, buffing wheels and buffing compounds for use in various industrial and infrastructure applications; and Weatherford International plc. (0.5%) which provides equipment and services used in drilling, evaluation, completion, production, and intervention of oil and natural gas wells worldwide.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2015 (a)(b) (Unaudited)

	1 Year	5 Year	10 Year	Since January 1, 2012(c)		Since Inception (12/31/02)
Class AAA (GWSVX)	(14.11)%	9.08%	5.18%	10.08%		7.67%
Russell 2500 Index	0.38	12.69	7.40	13.79	(d)	10.88
Russell 1000 Index	(0.61)	13.42	6.95	14.52		8.85
MSCI AC World Ex-U.S. Index	(11.78)	2.27	3.49	5.07		8.14
Blended Index	(3.03)	10.15	6.30	11.70		9.68
Class A (GWSAX)	(14.11)	9.10	5.21	10.09		7.69
With sales charge (e)	(19.05)	7.82	4.57	8.36		7.18
Class C (GWSCX)	(14.74)	8.27	4.41	9.26		6.91
With contingent deferred sales charge (f)	(15.60)	8.27	4.41	9.26		6.91
Class I (GWSIX)	(13.90)	9.37	5.39	10.36		7.83

In the current prospectuses dated January 28, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.38%, 1.38%, 2.13%, and 1.13%, respectively. See page 9 for the expense ratios for the year ended September 30, 2015. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. The Russell 2500 Index is a market capitalization weighted index of 2,500 U.S. traded stocks of small and mid cap capitalization. The Russell 1000 Index is a market capitalization weighted index of 1,000 U.S. traded large capitalization stocks. The Morgan Stanley Capital International All Country World Index excluding the U.S (MSCI AC World Ex-U.S.) is a market capitalization weighted index of small, mid, and large capitalization stocks across developed and emerging markets, excluding U.S. stocks. The Blended Index consists of 50% of the Russell 2500 Index, 25% of the Russell 1000 Index, and 25% of the MSCI AC World Ex-U.S. Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	On January 1, 2012, the Fund began operating under its current name.
(d)	Russell 2500 Index performance are as of December 31, 2011.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND CLASS AAA, THE BLENDED INDEX, AND THE RUSSELL 2500 INDEX

(Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Focus Five Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2015 through September 30, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2015.

	Beginning Account Value 04/01/15	Ending Account Value 09/30/15	Annualized Expense Ratio	Expenses Paid During Period*

The Gabelli Focus Five Fund

Actual Fund Return
Class AAA	$1,000.00	$ 814.70	1.37%	$ 6.23
Class A	$1,000.00	$ 814.50	1.37%	$ 6.23
Class C	$1,000.00	$ 811.60	2.12%	$ 9.63
Class I	$1,000.00	$ 815.80	1.12%	$ 5.10
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.20	1.37%	$ 6.93
Class A	$1,000.00	$1,018.20	1.37%	$ 6.93
Class C	$1,000.00	$1,014.44	2.12%	$10.71
Class I	$1,000.00	$1,019.45	1.12%	$ 5.67

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2015:

The Gabelli Focus Five Fund

Cable and Satellite	16.8%
Health Care	14.1%
Food and Beverage	12.1%
Specialty Chemicals	11.3%
Computer Software and Services	8.5%
Entertainment	7.5%
Diversified Industrial	6.5%
Business Services	4.8%
Retail	4.4%
Hotels and Gaming	2.4%

Consumer Products	2.4%
Financial Services	2.3%
Semiconductors	2.2%
Energy and Utilities	2.2%
Automotive	1.5%
U.S. Government Obligations	1.2%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Portfolio Manager Biography

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Asset Management and Chairman of Gabelli & Company, the firm’s institutional research business. Mr. Miller joined the firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

5

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 99.0%
	Automotive — 1.5%
20,000	O’Reilly Automotive Inc.†	$2,942,827	$5,000,000

	Business Services — 4.8%
851,110	The Interpublic Group of Companies Inc	16,077,721	16,281,734

	Cable and Satellite — 16.8%
61,467	Cablevision Systems Corp., Cl. A .	1,451,133	1,995,833
542,530	EchoStar Corp., Cl. A†	24,500,065	23,345,066
778,613	Liberty Global plc, Cl. C†	26,580,311	31,938,705

		52,531,509	57,279,604

	Computer Software and Services — 8.5%
12,500	Google Inc., Cl. C†	7,566,982	7,605,250
1,750,000	Internap Corp.†	12,889,568	10,727,500
1,125,000	RealD Inc.†	10,936,665	10,811,250

		31,393,215	29,144,000

	Consumer Products — 2.4%
100,000	Edgewell Personal Care Co.	8,564,609	8,160,000

	Diversified Industrial — 6.5%
1,650,000	API Technologies Corp.†	3,613,908	3,580,500
1,595,212	Jason Industries Inc.†(a)	13,544,607	6,987,028
344,900	Tyco International plc	11,160,369	11,540,354

		28,318,884	22,107,882

	Energy and Utilities — 2.2%
144,800	CIRCOR International Inc.	8,115,885	5,809,376
200,000	Weatherford International plc†	2,037,394	1,696,000

		10,153,279	7,505,376

	Entertainment — 7.5%
895,475	Take-Two Interactive Software Inc.†	17,065,049	25,726,997

	Financial Services — 2.3%
85,000	American International Group Inc.	4,933,486	4,829,700
79,600	CIT Group Inc.	2,970,259	3,186,388

		7,903,745	8,016,088

	Food and Beverage — 12.1%
1,925,000	Boulder Brands Inc.†	16,494,238	15,765,750
970,000	Maple Leaf Foods Inc.	17,299,006	16,012,814
163,899	Post Holdings Inc.†	5,658,030	9,686,431

		39,451,274	41,464,995

Shares		Cost	Market Value
	Health Care — 14.1%
409,800	Alere Inc.†	$15,689,395	$19,731,870
52,500	Allergan plc†	15,304,855	14,270,025
7,639,940	BioScrip Inc.†(a)	40,168,998	14,286,688

		71,163,248	48,288,583

	Hotels and Gaming — 2.4%
450,000	MGM Resorts International†	8,911,872	8,302,500

	Retail — 4.4%
419,700	Barnes & Noble Inc.	6,609,562	5,082,567
300,100	CST Brands Inc.	11,224,642	10,101,366

		17,834,204	15,183,933

	Semiconductors — 2.2%
375,000	Integrated Device Technology Inc.†	8,249,219	7,612,500

	Specialty Chemicals — 11.3%
1,000,100	Chemtura Corp.†	22,361,096	28,622,862
300,000	Methanex Corp.	15,165,764	9,948,000

		37,526,860	38,570,862

	TOTAL COMMON STOCKS	358,087,515	338,645,054

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.2%
$3,990,000	U.S. Treasury Bills, 0.030% to 0.240%††, 10/29/15 to 03/31/16	3,987,054	3,989,427

	TOTAL INVESTMENTS — 100.2%	$362,074,569	342,634,481

	Other Assets and Liabilities (Net) — (0.2)%		(659,260)

	NET ASSETS — 100.0%.		$341,975,221

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

6

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2015

Assets:
Investments, at value (cost $308,360,964)	$321,360,765
Investments in affiliates, at value (cost $53,713,605)	21,273,716
Cash	51,398
Receivable for investments sold	4,939,890
Receivable for Fund shares sold	124,932
Dividends receivable	18,756
Prepaid expenses	36,654

Total Assets	347,806,111

Liabilities:
Payable for Fund shares redeemed	4,347,184
Payable for investments purchased	971,913
Payable for investment advisory fees	310,373
Payable for distribution fees	84,434
Payable for accounting fees	3,750
Other accrued expenses	113,236

Total Liabilities	5,830,890

Net Assets (applicable to 28,882,198 shares outstanding)	$341,975,221

Net Assets Consist of:
Paid-in capital	$367,431,252
Accumulated net investment loss	(3,069,864)
Accumulated net realized loss on investments, written options, and foreign currency transactions	(2,946,079)
Net unrealized depreciation on investments	(19,440,088)

Net Assets	$341,975,221

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($38,960,229 ÷ 3,247,784 shares outstanding; 100,000,000 shares authorized)	$12.00

Class A:
Net Asset Value and redemption price per share ($57,987,257 ÷ 4,785,560 shares outstanding; 50,000,000 shares authorized)	$12.12

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.86

Class C:
Net Asset Value and offering price per share ($70,273,781 ÷ 6,605,085 shares outstanding; 50,000,000 shares authorized)	$10.64 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($174,753,954 ÷ 14,243,769 shares outstanding; 50,000,000 shares authorized)	$12.27

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2015

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $97,993)	$2,680,868
Interest	7,013

Total Investment Income	2,687,881

Expenses:
Investment advisory fees	4,958,843
Distribution fees - Class AAA	132,447
Distribution fees - Class A	228,273
Distribution fees - Class C	880,984
Shareholder services fees	334,934
Registration expenses	76,383
Shareholder communications expenses	49,901
Custodian fees	47,569
Accounting fees	45,000
Directors’ fees	14,413
Legal and audit fees	6,500
Interest expense	192
Miscellaneous expenses	33,889

Total Expenses	6,809,328

Expenses paid indirectly by broker (See Note 6)	(2,294)

Net Expenses	6,807,034

Net Investment Loss	(4,119,153)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized loss on investments - unaffiliated	(146,059)
Net realized loss on investments - affiliated	(2,033,949)
Net realized gain on written options	158,715
Net realized loss on foreign currency transactions	(2,902)

Net realized loss on investments, written options, and foreign currency transactions	(2,024,195)

Net change in unrealized appreciation/depreciation on investments	(51,737,561)
on foreign currency translations	200

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(51,737,361)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	(53,761,556)

Net Decrease in Net Assets Resulting from Operations	$(57,880,709)

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
Operations:
Net investment loss	$ (4,119,153)	$ (3,147,592)
Net realized gain/(loss) on investments, written options, and foreign currency transactions	(2,024,195)	49,454,368
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations.	(51,737,361)	7,201,953

Net Increase/(Decrease) in Net Assets Resulting from Operations	(57,880,709)	53,508,729

Distributions to Shareholders:
Net realized gain
Class AAA	(4,590,959)	(613,993)
Class A	(8,748,506)	(2,324,870)
Class C	(8,227,387)	(788,409)
Class I	(24,833,402)	(1,500,452)

Total Distributions to Shareholders	(46,400,254)	(5,227,724)

Capital Share Transactions:
Class AAA	(7,220,254)	1,588,875
Class A	(28,863,265)	(112,908,016)
Class C	3,625,597	25,357,558
Class I	(90,452,273)	198,370,157

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(122,910,195)	112,408,574

Redemption Fees	4,497	5,655

Net Increase/(Decrease) in Net Assets	(227,186,661)	160,695,234
Net Assets:
Beginning of year	569,161,882	408,466,648

End of year (including undistributed net investment income of $0 and $0, respectively)	$341,975,221	$569,161,882

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Loss (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Loss (a)	Expenses Net of Waivers/ Reimburse- ments (d)		Expenses Before Waivers/ Reimburse- ments	Portfolio Turnover Rate
Class AAA
2015	$15.22	$(0.12)	$(1.81)	$(1.93)	$(1.29)	$(1.29)	$0.00	$12.00	(14.11)%	$38,960	(0.83)%	1.37%		1.37%(e)	73%
2014	13.72	(0.09)	1.75	1.66	(0.16)	(0.16)	0.00	15.22	12.15	57,565	(0.58)	1.38		1.38	94
2013	11.11	(0.14)	3.13	2.99	(0.38)	(0.38)	0.00	13.72	27.74	50,275	(1.05)	1.54	(f)	1.54(f)	69
2012	8.19	(0.11)	3.10	2.99	(0.07)	(0.07)	0.00	11.11	36.71	11,714	(1.09)	2.01		2.69(g)	140
2011	8.92	(0.12)	(0.61)	(0.73)	—	—	0.00	8.19	(8.18)	5,207	(1.21)	2.01		2.80(g)	40
Class A
2015	$15.36	$(0.12)	$(1.83)	$(1.95)	$(1.29)	$(1.29)	$0.00	$12.12	(14.11)%	$57,987	(0.83)%	1.37%		1.37%(e)	73%
2014	13.85	(0.09)	1.76	1.67	(0.16)	(0.16)	0.00	15.36	12.11	105,369	(0.59)	1.38		1.38	94
2013	11.21	(0.14)	3.16	3.02	(0.38)	(0.38)	0.00	13.85	27.76	192,157	(1.05)	1.54	(f)	1.54(f)	69
2012	8.26	(0.13)	3.15	3.02	(0.07)	(0.07)	0.00	11.21	36.76	7,574	(1.20)	2.01		2.69(g)	140
2011	8.99	(0.12)	(0.61)	(0.73)	—	—	0.00	8.26	(8.12)	139	(1.21)	2.01		2.80(g)	40
Class C
2015	$13.73	$(0.20)	$(1.60)	$(1.80)	$(1.29)	$(1.29)	$0.00	$10.64	(14.74)%	$70,274	(1.58)%	2.12%		2.12%(e)	73%
2014	12.49	(0.18)	1.58	1.40	(0.16)	(0.16)	0.00	13.73	11.25	87,443	(1.31)	2.13		2.13	94
2013	10.22	(0.22)	2.87	2.65	(0.38)	(0.38)	0.00	12.49	26.80	55,865	(1.79)	2.29	(f)	2.29(f)	69
2012	7.59	(0.17)	2.87	2.70	(0.07)	(0.07)	0.00	10.22	35.79	1,913	(1.83)	2.76		3.44(g)	140
2011	8.33	(0.18)	(0.56)	(0.74)	—	—	0.00	7.59	(8.88)	192	(1.96)	2.76		3.55(g)	40
Class I
2015	$15.50	$(0.09)	$(1.85)	$(1.94)	$(1.29)	$(1.29)	$0.00	$12.27	(13.90)%	$174,754	(0.58)%	1.12%		1.12%(e)	73%
2014	13.94	(0.05)	1.77	1.72	(0.16)	(0.16)	0.00	15.50	12.39	318,785	(0.30)	1.13		1.13	94
2013	11.26	(0.11)	3.17	3.06	(0.38)	(0.38)	0.00	13.94	28.00	110,170	(0.79)	1.29	(f)	1.29(f)	69
2012	8.27	(0.09)	3.15	3.06	(0.07)	(0.07)	0.00	11.26	37.21	14,862	(0.84)	1.76		2.44(g)	140
2011	8.98	(0.10)	(0.61)	(0.71)	—	—	0.00	8.27	(7.91)	82	(0.96)	1.76		2.55(g)	40

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.
(a)	Due to capital share activity, net investment loss per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund incurred interest expense during the year ended September 30, 2011. If interest expense had not been incurred, during the year the ratio of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively. For the year ended September 30, 2013, there was no interest expense, and for the years ended September 30, 2015, 2014 and 2012, the effect of interest expense was minimal.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended September 30, 2015, there was no impact to the expense ratios.
(f)	Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $140,973 for the year ended September 30, 2013, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.48% (Class AAA and Class A), 2.23% (Class C), and 1.23% (Class I).
(g)	During the years ended September 30, 2012 and 2011, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

See accompanying notes to financial statements.

9

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”).

The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

10

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$338,645,054	—	$338,645,054
U.S. Government Obligations	—	$3,989,427	3,989,427

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$338,645,054	$3,989,427	$342,634,481

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended September 30, 2015.

The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2015 or 2014.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding

11

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2015, the Fund held no investments in equity options contracts.

The Fund’s volume of activity in equity options contracts during the year ended September 30, 2015 had an average monthly market value of approximately $38,167. Please refer to Note 5 for option activity during the year ended September 30, 2015.

For the year ended September 30, 2015, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, within Net realized gain on written options.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the write-off of current year net operating loss and the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2015, reclassifications were made to decrease accumulated net investment loss by $1,049,289 and decrease accumulated net realized loss on investments, written options, and foreign currency transactions by $2,901, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2015 and 2014 was as follows:

	Year Ended September 30, 2015	Year Ended September 30, 2014
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$31,010,091	$3,953,466
Net long term capital gains	15,390,163	1,274,258

Total distributions paid	$46,400,254	$5,227,724

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

At September 30, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments	$(20,338,752)
Qualified late year loss deferral	(5,117,279)

Total	$(25,456,031)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At September 30, 2015, the temporary difference between book basis and tax basis net unrealized depreciation on investments was due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized depreciation at September 30, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$362,973,233	$31,795,629	$(52,134,381)	$(20,338,752)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2015, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended September 30, 2015, other than short term securities and U.S. Government obligations, aggregated $343,562,905 and $471,946,291, respectively.

Written options activity for the Fund for the year ended September 30, 2015 was as follows:

	Number of Contracts	Premiums
Options outstanding at September 30, 2014	—	—
Options written	1,500	$230,305
Options sold	(1,000)	(175,825)
Options expired	(20)	(2,180)
Options exercised	(480)	(52,300)

Options outstanding at September 30, 2015	—	—

6. Transactions with Affiliates and Other Arrangements. During the year ended September 30, 2015, the Distributor retained a total of $73,668 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended September 30, 2015 was $2,294.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 15% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2015, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2015 was $12,337 with a weighted average interest rate of 1.16%. The maximum amount borrowed at any time during the year ended September 30, 2015 was $2,344,000.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

16

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the years ended September 30, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	613,887	$8,810,559	1,165,335	$17,210,697
Shares issued upon reinvestment of distributions	305,052	4,411,053	40,471	591,275
Shares redeemed	(1,454,097)	(20,441,866)	(1,086,847)	(16,213,097)

Net increase/(decrease)	(535,158)	$(7,220,254)	118,959	$1,588,875

Class A
Shares sold	1,269,743	$18,577,441	5,805,861	$86,224,998
Shares issued upon reinvestment of distributions	530,683	7,747,971	149,583	2,206,356
Shares redeemed	(3,875,110)	(55,188,677)	(12,973,343)	(201,339,370)

Net decrease	(2,074,684)	$(28,863,265)	(7,017,899)	$(112,908,016)

Class C
Shares sold	1,737,215	$22,450,442	2,603,836	$35,131,662
Shares issued upon reinvestment of distributions	512,106	6,606,165	49,108	651,662
Shares redeemed	(2,012,006)	(25,431,010)	(758,532)	(10,425,766)

Net increase	237,315	$3,625,597	1,894,412	$25,357,558

Class I
Shares sold	3,482,601	$51,033,834	15,518,313	$241,884,663
Shares issued upon reinvestment of distributions	1,336,689	19,716,160	65,268	969,236
Shares redeemed	(11,144,226)	(161,202,267)	(2,920,247)	(44,483,742)

Net increase/(decrease)	(6,324,936)	$(90,452,273)	12,663,334	$198,370,157

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2015 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Loss	Value at September 30, 2015	Percent Owned of Shares Outstanding
The Bon-Ton Stores Inc.*	1,046,237	—	(1,046,237)	—	—	—	—	—
Bioscrip Inc.**	1,700,000	6,100,000	(160,060)	7,639,940	—	$ (795,838)	$14,286,688	11.12%
Jason Industries Inc.**	1,018,200	806,765	(229,753)	1,595,212	—	(1,238,111)	6,987,028	7.19%

					—	$(2,033,949)	$21,273,716

*	Security is no longer considered affiliated at September 30, 2015.
**	Security was not affiliated at September 30, 2014.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

17

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Focus Five Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Focus Five Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Focus Five Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2015

19

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1991	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John Gabelli Director Age: 71	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 79	Since 1991	37	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 71	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 76	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank

Kuni Nakamura Director Age: 47	Since 2009	18	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 90	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 81	Since 1991	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 69	Since 2001	31	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

20

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

21

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited) (Continued)

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2015, the Fund paid to shareholders ordinary income distributions (comprised of short term capital gains) totaling $31,010,091 for each class of shares, and long term capital gains totaling $15,390,163, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2015, 11.21% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 13.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

22

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

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BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q315AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,500 in 2014 and $84,900 in 2015.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2014 and $0 in 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,500 in 2014 and $10,800 in 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,145 in 2014 and $34,038 in 2015. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $44,645 in 2014 and $44,838 in 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    Gabelli Equity Series Funds, Inc.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date    12/04/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date    12/04/2015

By (Signature and Title)*    /s/ Agnes Mullady

                                                  Agnes Mullady, Principal Financial Officer and Treasurer

Date    12/04/2015

*	Print the name and title of each signing officer under his or her signature.